                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

Filed by the Registrant  /x /

Filed by a Party other than the Registrant  /  /

Check the appropriate box:

/  /     Preliminary Proxy Statement
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
/  /     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

                         M/I SCHOTTENSTEIN HOMES, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/  /     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

/  /     $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/  /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)     Title of each class of securities to which transaction applies:
                 --------------------------------------------------------------------------------

         (2)     Aggregate number of securities to which transaction applies:
                 --------------------------------------------------------------------------------

         (3)     Per unit price or other underlying value of transaction computed pursuant to
                 Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                 --------------------------------------------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:
                 --------------------------------------------------------------------------------

         (5)     Total fee paid:
                 --------------------------------------------------------------------------------

/X /     Fee paid previously with preliminary materials.

/  /     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or
         Schedule and the date of its filing.

         (1)     Amount Previously Paid:
                 --------------------------------------------------------------------------------

         (2)     Form, Schedule or Registration Statement No.:
                 --------------------------------------------------------------------------------

         (3)     Filing Party:
                 --------------------------------------------------------------------------------

         (4)     Date Filed:
                 --------------------------------------------------------------------------------

                                    [logo]
                        M/I SCHOTTENSTEIN HOMES, INC.



41 South High Street
Suite 2410
Columbus, Ohio 43215

                                                                   April 8, 1996



To Our Shareholders:

         The Annual Meeting of Shareholders of M/I Schottenstein Homes, Inc. (the "Company"), will be held at 9:00 a.m. Eastern Daylight Time on Wednesday, May 8, 1996, at the Capital Club in The Huntington Center, 41 S. High Street, Columbus, Ohio.

         Enclosed is a copy of our 1995 Annual Report, notice of the meeting, a proxy statement and a proxy card. Please record your vote on the card and return it promptly in the enclosed postage-paid envelope.

         We look forward to reviewing the activities of the Company at the meeting. We hope you can be with us.

                                        Sincerely,



                                        Irving E. Schottenstein,
                                        Chief Executive Officer
                                        and President





                    PLEASE SIGN AND MAIL THE ENCLOSED PROXY
                          IN THE ACCOMPANYING ENVELOPE

                                    [logo]

                        M/I SCHOTTENSTEIN HOMES, INC.
                         41 S. High Street, Suite 2410
                              Columbus, Ohio 43215

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 8, 1996

To Each Shareholder of M/I Schottenstein Homes, Inc.:

         Notice is hereby given that the 1996 Annual Meeting of Shareholders of M/I Schottenstein Homes, Inc. (the "Company") will be held at 9:00 a.m. Eastern Daylight Time on May 8, 1996, at the Capital Club in The Huntington Center, 41
S. High Street, Columbus, Ohio, for the following purposes:

1) To elect three (3) directors to serve until the 1999 annual meeting of shareholders or until their successors have been duly elected and qualified;

2) To consider and vote upon a proposal to amend the Amended and Restated Articles of Incorporation of the Company (the "Articles") by (i) deleting Article EIGHTH therein in order to leave all director and officer indemnification provisions to the Company's Regulations and
         (ii) deleting Article ELEVENTH therein in order to permit the Company to become subject to Chapter 1704 of the Ohio General Corporation Law (the "OGCL");

3) To consider and vote upon a proposal to amend and restate the Company's Regulations in the form attached hereto as Appendix I; and

4) To transact such other business as may properly be brought before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on March 15, 1996, will be entitled to notice of, and to vote at, such meeting, or at any adjournment thereof. A complete list of shareholders entitled to vote at the meeting will be available for examination by any shareholder at the executive offices of the Company for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting.

         It is important that your shares be represented at the Annual Meeting. Whether or not you intend to be present, please sign, date and send the enclosed proxy in the envelope provided. Proxies are revocable at any time and shareholders who are present may withdraw their proxy and vote in person if they so desire.

                                             By Order of the Board of Directors,

                                             Paul S. Coppel,
                                             Secretary
April 8, 1996

                                    [logo]

                        M/I SCHOTTENSTEIN HOMES, INC.
                         41 S. High Street, Suite 2410
                              Columbus, Ohio 43215

                                PROXY STATEMENT

                                    for the

                         ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 8, 1996


                                                                   April 8, 1996

                                    GENERAL

         The Annual Meeting of Shareholders of M/I Schottenstein Homes, Inc. (the "Company") will be held on May 8, 1996 (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Company expects that this proxy statement and the accompanying form of proxy will be mailed on or about April 8, 1996, to each shareholder of record as of March 15, 1996. This proxy statement is furnished in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be used at such meeting and at any adjournment thereof. The Annual Report of the Company for the year ended December 31, 1995, including financial statements, is being mailed to all shareholders together with this proxy statement.

         A proxy for use at the Annual Meeting is enclosed. A proxy may be revoked by a shareholder at any time before it is exercised by filing with the Company a notice in writing revoking it or by duly executing a proxy bearing a later date. Proxies also may be revoked by any shareholder present at the Annual Meeting who expresses a desire to vote his or her shares in person. Subject to such revocation and except as otherwise stated herein or in the form of proxy, all proxies duly executed and received prior to, or at the time of, the Annual Meeting will be voted in accordance with the specifications of the proxies. If no specification is made, proxies will be voted for the nominees for election of directors set forth herein, for Proposal Nos. 2 and 3, and at the discretion of the proxyholders on all other matters that may properly be brought before the Annual Meeting or any adjournment thereof.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         There were 8,800,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), issued and outstanding on March 15, 1996 (the "Record Date"), which date has been set as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Annual Meeting. On any matter submitted to a shareholder vote, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock registered in his or her name on the books of the Company as of the Record Date. Under Ohio law and the Company's Regulations, the aggregate number of votes entitled to be cast by all shareholders present in person or represented by proxy at the meeting, whether those shareholders vote for, against or abstain from voting on any matter, will be counted for purposes of determining the minimum number of affirmative votes required for approval of such matters, and the total number of votes cast for each of these matters will be counted for purposes of determining whether sufficient affirmative votes have been cast. Abstentions, withheld votes and broker non-votes with respect to any matter will have the same legal effect as a vote against the matter.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

         A class of three directors is to be elected at the Annual Meeting.
The Board has nominated the persons set forth below for election as directors of the Company at the Annual Meeting. All of the nominees are currently serving as directors of the Company. The three nominees receiving the greatest number of votes cast will be elected to serve until the 1999 annual meeting of shareholders or until their successors are duly elected and qualified. Information concerning the nominees and the remaining members of the Board is set forth below. Steven Schottenstein, Holly S. Kastan and Lewis R. Smoot, Sr. will serve until the 1997 annual meeting of shareholders or until their successors are duly elected and qualified. Robert H. Schottenstein, Eric J. Schottenstein and Friedrich K.M. Bohm will serve until the 1998 annual meeting of shareholders or until their successors are duly elected and qualified.

         Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be voted FOR each of the persons named below as nominees for election as directors. The Melvin L. Schottenstein Marital Trust, together with those members of Melvin L. Schottenstein's family who are shareholders, or trusts for their benefit, and the Irving and Frankie Schottenstein Trust, together with those members of Irving E. Schottenstein's family who are shareholders, or trusts for their benefit, who collectively own 5,331,900 shares of Common Stock of the Company (60.6% of the outstanding shares), have entered into an agreement which obligates both families to vote for the election of the three directors selected by each of the families as their representatives on the Board. The family of Melvin L. Schottenstein has selected Lenore G. Schottenstein as their representative in the class being voted upon at the Annual Meeting, and the family of Irving E. Schottenstein has selected Irving E. Schottenstein as their representative in the class being voted upon at the Annual Meeting.


- ------------------------------------------------------------------------------------------------------
                                                                                        YEAR FIRST
                                                    CURRENT POSITIONS                     SERVED
     NAME                    AGE                      WITH COMPANY                      AS DIRECTOR

- ------------------------------------------------------------------------------------------------------
NOMINEES

Irving E. Schottenstein       67             Chief Executive Officer,                      1973 (1)
                                               President, Director (Chairman),
                                               member of Executive Committee
                                               (Chairman), member of
                                               Compensation Committee

John B. Gerlach               69             Director, member of Audit Committee,          1993 (2)
                                               member of Compensation
                                               Committee (Chairman), member of
                                               Executive Committee

Lenore G. Schottenstein       61             Director, member of Executive                 1993
                                               Committee, member of Compensation
                                               Committee, Director of Community
                                               Relations

DIRECTORS

Robert H. Schottenstein       43             Executive Vice President/Regional             1993 (3)
                                               Manager-Cincinnati Division and
                                               Midwest Land Operations,
                                               Assistant Secretary, Director

Steven Schottenstein          39             Executive Vice President/Regional             1993 (3)
                                               Manager-Washington, D.C.
                                               Region, Indiana Region
                                               and Carolina Region,
                                               Assistant Secretary, Director

Friedrich K. M. Bohm          54             Director, member of Audit Committee,          1994
                                               member of Compensation Committee

Lewis R. Smoot, Sr.           62             Director, member of Audit                     1993
                                               Committee (Chairman), member of
                                               Compensation Committee

Eric J. Schottenstein         36             Director                                      1993 (4)

Holly S. Kastan               40             Director                                      1993 (3)

- ------------------------------------------------------------------------------------------------------

(1) Irving E. Schottenstein has been a director of the Company or its predecessors since its inception.
(2) John B. Gerlach was a director of the Company's predecessor from 1986 until 1990.
(3) Robert H. Schottenstein, Steven Schottenstein and Holly S. Kastan were directors of the Company's predecessor from 1980 until 1986.
(4) Eric J. Schottenstein was a director of the Company's predecessors from 1980 until 1990.

         Irving E. Schottenstein is the father of Steven Schottenstein and Robert H. Schottenstein. Lenore G. Schottenstein is the mother of Holly S. Kastan and Eric J. Schottenstein.

BUSINESS EXPERIENCE

         Irving E. Schottenstein has been Chief Executive Officer since August 1986, and President and a Director of the Company or its predecessors since 1973. He was also the Chairman of the Board or President of M/I Financial Corp., a wholly-owned subsidiary of the Company ("M/I Financial"), from 1983 until August 1995. He was a Director of M/I Financial Corp. from 1983 until August 1995.

         John B. Gerlach was one of the founders and was the President from 1969 until May 1994, when he was appointed Chairman of the Board and Chief Executive Officer, of Lancaster Colony Corporation, a publicly held company based in Columbus, Ohio. Lancaster Colony Corporation, through its subsidiaries, is engaged in the manufacture and sale of automotive accessories, consumer glassware, industrial glass products, candles and specialty food products. He was a Director of the Company's predecessor from 1986 to November 1990. He is also a partner in the public accounting firm of John Gerlach & Company and a Director of Huntington Bancshares Incorporated, Drug Emporium, Inc., Scioto Downs, Inc. and Worthington Foods, Inc.

         Lenore G. Schottenstein is the widow of Melvin L. Schottenstein. She has been and continues to be a major participant in many community organizations in Columbus, Ohio and was appointed as the Company's Director of Community Relations in January 1994.

         Robert H. Schottenstein has been an Executive Vice President since February 1994 and an Assistant Secretary since March 1991. He served as a Senior Vice President from September 1993 until February 1994 and became a Vice President of the Company in March 1991. He became the Regional Manager for the Cincinnati Division in April 1994 and for the Midwest Land Operations in January 1993. He began his service with the Company in field operations and has been responsible for the Ohio Land Division since November 1992. He was a Director of the Company's predecessor from 1980 until August 1986. From 1977 to 1991, he was engaged in the private practice of law with Schottenstein, Zox & Dunn Co., L.P.A. and was of counsel to that firm until September 1993. He currently serves as a Director of Huntington National Bank, a subsidiary of Huntington Bancshares Incorporated.

         Steven Schottenstein has been an Executive Vice President since February 1994 and an Assistant Secretary since April 1992. He served as a Senior Vice President from September 1993 until February 1994 and was a Vice President from June 1990 until September 1993. He became a Regional Manager for the Washington, D.C. Region in December 1990, Regional Manager for the Indiana Region in April 1992 and Regional Manager for the Carolina Region in February 1994. From 1984 to June 1990, he was Vice President/Division Manager-Orlando Division. He was a Director of the Company's predecessor from 1980 until August 1986.

         Friedrich K. M. Bohm has been the Managing Partner and Chief Executive Officer of NBBJ, the second largest architectural firm in the United States, since 1987. He is a director, and currently serves as a member of the executive committee of the Board of Directors, of Huntington National Bank, a subsidiary of Huntington Bancshares Incorporated, and as a Director of The Daimler Group and 55 Restaurants, Inc.

         Lewis R. Smoot, Sr. has been the President and Chief Executive Officer of The Smoot Corporation since 1987, a construction contractor and construction management concern. He currently serves as a Director of Huntington Bancshares Incorporated.

         Eric J. Schottenstein was employed by the Company from 1983 until December 1993 and is currently the President of The Joshua Company. While he was employed by the Company he held a number of positions, including Director of the Company's predecessors from 1980 until November 1990, Vice President/Division Manager-Tampa Division from March 1988 until January 1990, regional responsibilities for the Raleigh Division from October 1990 until April 1992, Regional Manager-Carolina Region from April 1992 until December 1993, Vice President from April 1990 until September 1993, Senior Vice President from September 1993 until December 1993 and Assistant Secretary from April 1992 until December 1993.

         Holly S. Kastan was employed by Fidelity Investments, Inc. in its commercial real estate division from 1979 until 1984. She was a Director of the Company's predecessor from 1980 until August 1986. Since 1987, she has been a private investor.

NOMINATION OF DIRECTORS

         Nomination for the election of directors may be made by the Board or a committee appointed by the Board or by any shareholder entitled to vote in the election of directors generally. Unless and until the Company's Regulations are amended and restated as contemplated by Proposal No. 3 herein, to nominate one or more persons for election as a director, the Company's Regulations require that a shareholder give written notice of his or her intent to make such nomination or nominations by personal delivery or by United States Mail, postage pre-paid, to the Secretary of the Company, not later than the close of business on the seventh day following the date on which shareholders are first given notice of the meeting at which directors are to be elected. Such notice shall set forth: 1) the name and address of the person or persons to be nominated; 2) a representation that the shareholder is a holder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; 3) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; 4) such other information regarding each nominee proposed by the shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (the "SEC"), had the nominee been nominated, or intended to be nominated, by the Board; and 5) the consent of each nominee to serve as a director of the Company, if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

BOARD AND COMMITTEE MEETINGS

         The Board held four meetings during 1995. All current members of the Board attended at least 75% of all meetings of the Board and of the committees on which they served. The Board does not have a nominating committee. The full Board selects the nominees for directors.

         The Board's Audit Committee consists of Lewis R. Smoot, Sr. (Chairman), John B. Gerlach and Friedrich K. M. Bohm. The Audit Committee's responsibilities include reviewing the Company's audit procedures and policies, reviewing potential conflicts of interest, monitoring internal controls and financial reporting, selecting the Company's independent accountants and making recommendations concerning these matters to the Board. The Audit Committee met five times in 1995.

         The Board also has a Compensation Committee, whose members are John B. Gerlach (Chairman), Lewis R. Smoot, Sr., Friedrich K. M. Bohm, Irving E. Schottenstein and Lenore G. Schottenstein. The Compensation Committee's duties include reviewing and reporting to the Board on specific compensation matters for officers and top executives and administering the Company's stock incentive plan. The Compensation Committee met four times in 1995.

         In March 1995, the Board created the CEO Compensation Subcommittee of the Compensation Committee (the "Subcommittee"), whose members were John B. Gerlach (Chairman), Lewis R. Smoot, Sr., and Friedrich K. M. Bohm, in response to guidelines published by the Internal Revenue Service regarding the deductibility of executive officer compensation. The Subcommittee's duties include developing and administering the plans necessary to ensure that the compensation paid to the Chief Executive Officer of the Company will be tax deductible. The Subcommittee met one time in 1995.

         Between meetings of the Board or when the Board is not in session, the Executive Committee may exercise, to the extent permitted by law, all the powers and duties of the Board. The members of the Executive Committee are Irving E. Schottenstein (Chairman), Lenore G. Schottenstein and John B. Gerlach. During 1995, the Executive Committee did not hold any meetings but did take written actions without a meeting on twelve occasions, which were subsequently ratified by the Board.

                                 PROPOSAL NO. 2

                      PROPOSED AMENDMENTS TO THE ARTICLES
                     TO DELETE ARTICLES EIGHTH AND ELEVENTH

PROPOSAL

         The Board proposes to amend the Articles by (i) deleting Article EIGHTH therein in order to leave all director and officer indemnification provisions to the Company's Regulations and (ii) deleting Article ELEVENTH therein in order to permit the Company to become subject to Chapter 1704 of the OGCL. These proposed amendments are described in more detail below.

         A.      DELETE ARTICLE EIGHTH OF THE ARTICLES REGARDING
                 INDEMNIFICATION

                 Article EIGHTH of the Company's Articles and Article VIII of the Company's Regulations both contain provisions respecting the indemnification of directors, officers, employees and agents of the Company. The Board proposes to amend the Articles to delete Article EIGHTH and to rely solely on the indemnification provisions in the Regulations which it also proposes to amend. See "Proposal No. 2 - PROPOSED ADOPTION OF AMENDED AND RESTATED REGULATIONS - J. Revise Indemnification Provisions" beginning at page 10.

                 The effect of this amendment will be to make the Company subject to Section 1701.13(E)(5)(a) of the Ohio Revised Code which is inapplicable to the Company under current Article EIGHTH of the Articles. This section provides that an Ohio corporation in most cases is required by statute to advance expenses to a director that are incurred in defending any action, so long as the director agrees (i) to repay such advancements if it is proved by clear and convincing evidence that his actions or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or was undertaken with reckless disregard for the best interests of the corporation, and (ii) to cooperate with the corporation concerning the action. Currently under Article VIII of the Company's Regulations a director is required to repay expenses which are advanced if it is ultimately determined that the director did not act in good faith and in a manner which he reasonably believed to be in, and not opposed to, the best interest of the Company. Thus,
         Section 1701.13(E)(5)(a) provides additional protection to directors by establishing a higher standard for repayment of such advancements to the Company.

                 While, to date, the Company has not experienced difficulty in attracting qualified candidates for director or in retaining directors, the Board believes that enhancing the right of directors to receive and retain the advance payment of litigation expenses will, over the long-term, facilitate the Company's ability to recruit and retain qualified outside directors.

         B. DELETE ARTICLE ELEVENTH OF THE ARTICLES AND BECOME SUBJECT TO CHAPTER 1704 OF THE OGCL

                 The following summary of Chapter 1704 of the OGCL does not purport to be complete and is qualified in its entirety by reference to the text of Chapter 1704, which is attached hereto as Appendix II.


                 Chapter 1704 of the OGCL (the "Merger Moratorium Statute") generally prohibits a wide range of business combinations and other transactions (including mergers, consolidations, asset sales, loans, disproportionate distributions of property and disproportionate issuances or transfers of shares or rights to acquire shares) between an Ohio corporation and a person that owns, alone or with other related parties, shares representing at least 10% of the voting power of the corporation (an "Interested Shareholder") for a period of three years after such person becomes an Interested Shareholder, unless, prior to the date that the Interested Shareholder became such, the directors approve for purposes of Chapter 1704 either the transaction or the acquisition of the corporations shares that resulted in the person becoming an Interested Shareholder. Following the three-year moratorium period, the corporation may engage in covered transactions with an Interested Shareholder only if, among other things, (i) the transaction receives the approval of the holders of two-thirds of all the voting shares and the approval of the holders of a majority of the voting shares held by persons other than an Interested Shareholder,
         (ii) the directors approved the acquisition of the corporation's shares that resulted in the person becoming an Interested Shareholder or (iii) the remaining shareholders receive an amount for their shares equal to the higher of the highest amount paid in the past by the Interested Shareholder for the corporation's shares or the amount that would be due the shareholders if the corporation were to dissolve. The Merger Moratorium Statute is designed to prevent many of the self-dealing activities that often accompany highly-leveraged acquisitions by prohibiting an Interested Shareholder from using the corporation or its assets or shares for his special benefit.

                 Article ELEVENTH of the Company's Articles currently provides that Chapter 1704 shall not apply to the Company. The Board proposes that the shareholders adopt an amendment to the Articles to delete Article ELEVENTH.

                 The effect of such an amendment will be that the Merger Moratorium Statute will apply to the Company. The Board believes that, while the Merger Moratorium Statute may make a takeover more difficult, it will encourage potential tender offerors to negotiate with the Board to ensure that the shareholders of the Company receive fair and equitable consideration for their shares. See "PROTECTION AGAINST NON-NEGOTIATED TAKEOVERS." However, the Merger Moratorium Statute presents potential pitfalls for unwary shareholders. Close attention to the impact of common corporate actions, such as the grant of employee stock options, is necessary to determine whether such actions are encompassed by the Merger Moratorium Statute.

                 The Board believes that the limitation on business combinations and other transactions between the Company and an Interested Shareholder provided by the Merger Moratorium Statute substantially outweigh the disadvantage that shareholders may not have the opportunity to consider or approve such transactions until a period of three years has elapsed after a person becomes an Interested Shareholder.

                 If the proposed amendment to the Articles is adopted by the shareholders, the Board intends to adopt a resolution to ensure, to the greatest extent practicable, that increases in the number of shares of Common Stock beneficially owned for purposes of Chapter 1704 by the members of the Melvin L. Schottenstein and Irving E. Schottenstein families, individually or in the aggregate, are exempted from the Merger Moratorium Statute.

RECOMMENDATION AND VOTE

         The affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock is required to adopt the amendments to the Articles to delete Article EIGHTH and Article ELEVENTH. The Company's executive officers and directors and members of the Melvin L. Schottenstein and Irving E. Schottenstein families, who collectively own, or have voting power with respect to, approximately 61% of the outstanding shares of Common Stock, have indicated that they intend to vote FOR approval of Proposal No. 2.

         YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL NO.
2.

                                 PROPOSAL NO. 3


                              PROPOSED ADOPTION OF
                        AMENDED AND RESTATED REGULATIONS

PROPOSAL

         The Board proposes that the shareholders adopt Amended and Restated Regulations in the form attached hereto as Appendix I. The proposed Amended and Restated Regulations contain several amendments to the current Regulations. These amendments primarily serve one of three purposes: to clarify certain provisions of the Regulations and to bring them into stricter conformity with Ohio law, to provide the Company with additional flexibility or to provide certain anti-takeover protections to the Company. See "PROTECTION AGAINST NON-NEGOTIATED TAKEOVERS." The amendments contained within the proposed Amended and Restated Regulations are discussed in more detail below. Additions to the current Regulations are highlighted in bold typeface in the proposed Amended and Restated Regulations attached hereto as Appendix I. Deletions are marked with a "/\".

AMENDMENTS CONTAINED WITHIN THE AMENDED AND RESTATED REGULATIONS

         The following summary of the various amendments contained in the Amended and Restated Regulations does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Regulations which are attached hereto as Appendix I.

         A. ADOPT A NON-STATUTORY VERSION OF SECTION 1701.831 OF THE OHIO GENERAL CORPORATION LAW

                 Unless an Ohio public corporation's articles or regulations otherwise provide, Section 1701.831 of the OGCL (the "Control Share Acquisition Statute") requires shareholder approval of any proposed "control share acquisition" of an Ohio public corporation. A "control share acquisition" is the acquisition, directly or indirectly, by any person (including any individual, partnership, corporation, limited liability company, society, association or two or more persons who have a joint or common interest) of shares of a corporation that, when added to all other shares of the corporation that may be voted, directly or indirectly, by the acquiring person, would entitle such person to exercise or direct the exercise of 20% or more (but less than 33 1/3%) of the voting power of the corporation in the election of directors or 33 1/3% or more (but less than a majority) of such voting power or a majority or more of such voting power. Under the Control Share Acquisition Statute, the control share acquisition must be approved in advance by the holders of a majority of the outstanding voting shares represented at a meeting at which a quorum is present and by the holders of a majority of the portion of the outstanding voting shares represented at such a meeting excluding the voting shares owned by the acquiring shareholder and certain "interested shares," including shares owned by officers elected or appointed by the directors of the corporation and by directors of the corporation who are also employees of the corporation.

                 Article TWELFTH of the Company's Articles provides that the provisions of the Control Share Acquisition Statute shall not apply to the Company. However, while the Control Share Acquisition Statute does not directly apply to the Company, the Board believes that it would be in the best interests of the shareholders to adopt an amendment to the Company's Regulations pursuant to Section 1701.11(B)(9) of the OGCL to provide the Company with substantially the same protections as are provided by the Control Share Acquisition Statute.

                 The proposed Amended and Restated Regulations contain a new article entitled "ARTICLE IX - CONTROL SHARE ACQUISITION PROVISIONS," which provides substantially the same protections to the Company as the Control Share Acquisition Statute, with one very significant difference: the new Article IX in the Amended and Restated Regulations provides that a control share acquisition must be approved in advance by the shareholders ONLY if the Board has not first pre-approved such control share acquisition. The intent of this provision is to allow friendly acquisitions, which would otherwise trigger the shareholder vote requirement of the Control Share Acquisition Statute, to proceed without the delay and expense associated with a shareholder meeting. In addition, the Control Share Acquisition Provisions in the Amended and Restated Regulations provide the Board with more flexibility in setting a date for the special meeting of shareholders to consider the proposed control share acquisition than the Control Share Acquisition Statute. The Board believes that the time periods set forth in the Control Share Acquisition Statute are difficult, if not impossible, to comply with in the context of a likely review of the requisite proxy materials by the SEC. The Board does not believe that the flexibility provided by the Control Share Acquisition Provisions of the Amended and Restated Regulations will result in any undue incremental burden to potential acquirors.

                 The purpose of the Control Share Acquisition Provisions in the proposed Amended and Restated Regulations is to give shareholders of the Company a reasonable opportunity to express their views on a proposed shift in control which has not been approved by the Board, thereby reducing the coercion inherent in an unfriendly takeover. The Control Share Acquisition Provisions in the proposed Amended and Restated Regulations grant to the shareholders of the Company the assurance that they will have adequate time to evaluate the proposal of the acquiring person, that they will be permitted to vote on the issue of authorizing the acquiring person's purchase program to go forward in the same manner and with the same proxy information that would be available to them if a proposed merger of the Company were before them and, most importantly, that the interests of all shareholders will be taken into account in connection with such vote and the probability will be increased that they will be treated equally regarding the price to be offered for their shares of Common Stock if the implementation of the proposal is approved.

                 The Control Share Acquisition Provisions of the proposed Amended and Restated Regulations apply not only to traditional tender offers but also to open market purchases and privately negotiated transactions which have not been pre-approved by the Board. The procedural requirements of the Control Share Acquisition Provisions could render approval of any control share acquisition which has not been pre-approved by the Board difficult in that a majority of the voting power of the Company, EXCLUDING "interested shares," must be represented at the meeting and majority of such voting power represented at the meeting must be voted in favor of the acquisition. It is recognized that any corporate defense against persons seeking to acquire control may have the effect of discouraging or preventing offers which some shareholders might find financially attractive. On the other hand, the need on the part of the acquiring person to convince the Board and/or the shareholders of the Company of the value and validity of his offer may cause such offer to be more financially attractive in order to gain Board and/or shareholder approval. The Board believes that the potential benefit of the procedures contemplated by the Control Share Acquisition Provisions substantially outweighs the disadvantage that shareholders may not have the opportunity to consider or accept certain offers. See "PROTECTION AGAINST NON-NEGOTIATED TAKEOVERS."

         B.      RESTRICT THE ABILITY OF SHAREHOLDERS TO CALL SPECIAL MEETINGS

                 Ohio law provides that a corporation shall call a special meeting of its shareholders on the demand of the holders of 25% of all shares outstanding and entitled to vote at such meeting, unless a higher or lower percentage is contained in the articles of incorporation or regulations. Article I(b) of the Company's Regulations provides that special meetings may be called by shareholders holding an aggregate of not less than 25% of all shares entitled to vote at the meeting. The proposed amendment would increase to 50% the voting power required to be held by shareholders desiring to call a special meeting.

                 The Board has observed that proxy fights at special meetings have been utilized by potential acquirors to attempt to undercut the authority of a board of directors to negotiate on behalf of a corporation and its shareholders. Where a board has determined that a takeover bid is unfair or inadequate, some potential acquirors have used the power to call special shareholders meetings to remove directors, replace them with nominees of the acquiror, or to take other actions to reverse prior actions of the board taken to protect the corporation and its shareholders. Under present Ohio law, a potential acquiror with a 25% interest in the Companys Common Stock, or with the ability to solicit proxies sufficient to represent that number of shares, can put the Company to the expense of a special meeting, and can place before the meeting any proposals that the potential acquiror desires, so long as they are appropriate for shareholder action. During the time between the calling of the meeting and the date it is held, the Board may feel constrained to preserve shareholders freedom of action at the meeting by foregoing actions the Board might otherwise take in response to an unfair or inadequate bid.


                 The proposed amendment to Article I(b) of the Regulations would strengthen the position of the Board in dealing with potential acquirors. It would make more difficult for a potential acquiror, opposed to the position taken by the Board with respect to a bid, to initiate the process of removing the directors and replacing them with nominees disposed to accept the potential acquirors offer. Only when the acquiror has acquired at least 50% of the outstanding shares, would the acquiror be able to call a special meeting without the consent of the Board, the Chairman of the Board, the President or the Vice President authorized to act in the President's absence, who otherwise have the power to call such meetings.

                 The proposed amendment would limit the power of shareholders to call special meetings, whether to remove and replace the incumbent directors or for other purposes, by raising the required percentage of shares from 25% to 50% of the outstanding shares. To this extent, the proposed amendment might make more secure the positions and decisions of the existing members of the Board. The proposed amendment may also discourage certain potential acquirors from making unsolicited offers for control of the Company, if they anticipate that their offer will be viewed negatively by the Board. See "PROTECTION AGAINST NON-NEGOTIATED TAKEOVERS."

         C.      REDUCE THE MINIMUM NOTICE PERIOD REQUIRED FOR SHAREHOLDER
                 MEETINGS

                 Ohio law requires that shareholders be provided written notice not less than seven nor more than 60 days before the date of a shareholder meeting, unless the corporations articles or regulations specify a longer period. The Company's Regulations currently provide for a minimum notice period of 30 days. The Board proposes to reduce the minimum notice period for meetings of shareholders from 30 days to seven days. The purpose of this amendment is primarily for the sake of convenience and flexibility and to conform to Ohio law. The Board does not currently anticipate utilizing a notice period of less than 20 days. However, the Board believes that it is in the best interest of the Company to retain the maximum flexibility permitted under Ohio law in order to provide for unforeseen circumstances. Notwithstanding the purpose, the effect of permitting a shortened notice period may be to hinder non-negotiated takeovers. See "PROTECTION AGAINST NON-NEGOTIATED TAKEOVERS."

         D.      RESTRICT THE ABILITY TO NOMINATE DIRECTORS

                 The Board proposes that Article III(e) of the Company's Regulations be amended to establish more stringent procedures with respect to the nomination of persons for election as directors. The amendment provides that a shareholder intending to nominate a director for election at an annual meeting of shareholders must give written notice of such intention to the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting (or, if the date of annual meeting is changed by more than 30 days from the anniversary date of the preceding year's annual meeting, within seven days after the date the Company mails or otherwise gives notice of the date of the meeting). With respect to an election to be held at a special meeting of shareholders called for the purpose of electing directors, a shareholder intending to nominate a director would be required to give written notice of that intention to the Company within seven days following the date on which notice of the special meeting was first mailed to the shareholders by the Company. Article III(e) currently requires merely that shareholder nominations be made not later than seven days after the date the Company gives notice of a meeting at which directors are to be elected.

                 The proposed amendment requires that any notice of intention to nominate a director contain certain information about the proposed nominee and about the shareholder intending to make the nomination. Current Article III(e) requires, and Article III(e), as amended, would continue to require, that each shareholder's notice of intent to make a nomination set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of the Company; and
         (e) the written consent of each nominee to serve as a director of the corporation if so elected. The proposed amendment also requires that the shareholder represent that he will continue to hold his shares until the meeting at which his proposed nominee is to be considered and authorizes the Company to require any proposed nominee to furnish other information reasonably required by the Company to determine the proposed nominees qualifications to serve as a director. It is anticipated that any request by the Company for additional information will be made or confirmed in writing, and the nominee will be asked to submit the requested additional information in writing.

                 The purpose of increasing the amount of advance notice required to be given by a shareholder of a nomination is to afford the Board a meaningful opportunity to consider the qualifications of any proposed nominee and, to the extent deemed necessary or desirable by the Board, to inform shareholders about such qualifications. This additional time, it is believed, will further the objectives of the Board to identify candidates who have the character, experience and proven accomplishments which provide promise of significant contribution to the Company's business and to provide the Company's shareholders with sufficient time to meaningfully consider the candidates qualifications. The amendment has not been proposed as the result of specific efforts of which the Company is aware to nominate or elect any director, to accumulate shares or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition of management or otherwise.

                 While the amendment does not give the Board any power to approve or disapprove a shareholder nomination, it will preclude a shareholder nomination from the floor or by other means if the proper procedures are not followed. Although the Board does not believe that the amendment will have a significant impact on any attempt by a third party to obtain control of the Company, it is possible that the amendment may deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempt to obtain control of the Company or effect a change in management, irrespective of whether such action would be beneficial to shareholders generally. See "PROTECTION AGAINST NON-NEGOTIATED TAKEOVERS."

         E.      LIMIT THE REMOVAL OF DIRECTORS EXCEPT FOR CAUSE

                 The Company's Regulations provide for a Board consisting of three classes of at least three directors each serving staggered three-year terms. As a result, approximately one-third of the Board is elected each year. In addition to providing continuity and stability, the purpose of such a staggered board is to permit shareholders two years to consider whether they want to cede control of the board to an insurgent in a proxy contest. The current Regulations provide, however, that all the directors, all the directors of a particular class or any individual director may be removed, with or without cause, by the vote of the holders of a majority of the voting power of the Company. Such a provision effectively eviscerates the purposes underlying a staggered board.

                 Therefore, the Board proposes to add a provision to the Amended and Restated Regulations stating that directors may be removed only for cause.

                 The effect of the staggered board, when coupled with the new provision requiring removal for cause and the existing provision of the Regulations authorizing only the Board to fill vacant directorships, will preclude a shareholder from removing incumbent directors without cause and simultaneously gaining control of the Board by filling the vacancies created by such removal with its own nominees. See "PROTECTION AGAINST NON-NEGOTIATED TAKEOVERS."

         F. REQUIRE SUPERMAJORITY VOTES TO AMEND CERTAIN PROVISIONS OF THE REGULATIONS

                 Currently, Article X of the Regulations provides that the Regulations can be amended or repealed, or new Regulations adopted, by the affirmative vote of the holders of a majority of the voting power of the Company at any meeting called and held for that purpose, or without a meeting by the written consent of the holders of a majority of the voting power of the Company.

                 The Board proposes increasing the vote required at a meeting or by the written consent of the shareholders from a majority of the voting power to two-thirds of the voting power of the Company to amend or repeal the Amended and Restated Regulations, or adopt new Regulations, with respect to any of the following: (1) the special meeting provisions set forth in Article I(b) of the Amended and Restated Regulations; (2) the special meeting notice provisions set forth in Article I(c) of the Amended and Restated Regulations; (3) the staggered board provisions set forth in Article III(b) of the Amended and Restated Regulations; (4) the provisions regarding newly created directorships and vacancies on the Board set forth in Article III(c) of the Amended and Restated Regulations; (5) the nomination of directors provisions in Article III(e) of the Amended and Restated Regulations; (6) the director conflict of interest provisions of
         Article III(m) of the Amended and Restated Regulations; (7) the removal for cause provisions of new Article III(n) of the Amended and Restated Regulations; (8) the indemnification provisions set forth in
         Article VIII of the Amended and Restated Regulations; (9) the Control Share Acquisition Provisions of new Article IX of the Amended and Restated Regulations; and (10) amendments to the supermajority provisions of Article X of the

         Amended and Restated Regulations. In addition, the Board proposes increasing the vote required at a meeting or by the written consent of the shareholders from a majority of the voting power to 75% of the voting power of the Company to amend or repeal the change in the number of directors provision in Article III(d) of the Amended and Restated Regulations.

                 On all other matters, the required vote will remain a majority of the voting power of the Company.

                 The proposed amendment will make it more difficult to amend the provisions in the Amended and Restated Regulations relating to the Board and the ability of shareholders to nominate directors or call special meetings. The proposed amendment will also protect the Control Share Acquisition Provisions. The aggregate effect of the proposed amendment likely will make it more difficult for an unfriendly person to acquire control of the Board through a proxy contest or a tender offer. Therefore, the proposed amendment may have the effect of discouraging or preventing offers which some shareholders might find financially attractive. See "PROTECTION AGAINST NON- NEGOTIATED TAKEOVERS."

         G. ELIMINATE THE REQUIREMENT OF A SHAREHOLDER LIST IN CERTAIN CIRCUMSTANCES

                 Article I(h) of the Regulations currently requires that, at least 10 days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each shareholder and the number of shares registered in the name of each shareholder, be prepared and be open to examination of any shareholder, for any purpose germane to the meeting, either at a place within the city where the meeting is to be held specified in the meeting notice, or, if not specified in the notice, at the place where the meeting is to be held.

                 The Board recommends that this provision be deleted because it imposes an unnecessary cost and administrative burden on the Company if a shareholder meeting is held outside of Columbus, Ohio, and is not necessary to assure shareholder access to the shareholder list. Under Ohio law, a shareholder, upon written demand stating the specific purpose, has the right in person or by agent or attorney at any reasonable time and for any reasonable and proper purpose to inspect the record of shareholders. In addition, upon request of any shareholder at a meeting of shareholders, the Company must produce at such meeting an alphabetically arranged list, or classified lists, of the shareholders of record as of the applicable record date, who are entitled to vote, showing their respective addresses and the number and classes of shares held by each. Therefore, deletion of Article I(h) will not adversely affect the rights of shareholders or the ability of an unfriendly person to wage a proxy contest or make a tender offer.

         H.      INCREASE THE NUMBER OF DIRECTORS REQUIRED FOR COMMITTEES

                 Article IV of the Regulations currently authorizes the Board to create an Executive Committee, a Compensation Committee and an Audit Committee, each consisting of two or more directors. These provisions are inconsistent with Ohio law which requires that all Board committees consist of not less than three directors. Therefore, the Board proposes to amend Article IV to fix the membership of the Executive, Compensation and Audit Committees at not less than three directors.

         I.      CLARIFY CHAIRMAN OF THE BOARD AND PRESIDENT S DUTIES.

                 The Regulations currently contain somewhat conflicting provisions regarding the chairmanship of meetings of shareholders and directors of the Company. Article I(k) provides that the President shall preside at all meetings of the shareholders, while Article VII(b) provides that the Chief Executive Officer shall preside at all meetings of shareholders. In addition, Article VII(a) provides that the Chairman of the Board shall preside at all meetings of directors, while Article VII(b) provides that the Chief Executive Officer shall preside at all meetings of the Board.

                 Currently, Irving E. Schottenstein holds the positions of Chairman of the Board, President and Chief Executive Officer. Therefore, the current inconsistencies in the Regulations are without import. However, the Board believes that it is in the best interest of the Company to amend the Regulations to clarify that the Chairman of the Board shall preside at all meetings of directors, and that the Chief Executive Officer shall preside at all meetings of shareholders at which he is present. In the absence of the Chief Executive Officer, the President shall preside at all meetings of shareholders.

         J.      REVISE INDEMNIFICATION PROVISIONS

                 The Board proposes to amend Article VIII of the Regulations to provide for the indemnification of the Company's directors and officers to the fullest extent permitted by Ohio law in order that the Company may continue to attract and retain qualified outside directors and officers.

                 The Amended and Restated Regulations provide that the Company must indemnify officers and directors against expenses (including attorney's fees), judgments, fines and amounts paid in settlement incurred in connection with any pending, threatened or completed action (whether criminal, civil, administrative or investigative) by reason of the fact that such individual is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, trustee, officer, employee, member, manager or agent of another corporation or other entity so long as such individual acted in good faith and in a manner he reasonably believed was in, or not opposed to, the best interests of the Company. Unlike the current Regulations, the Amended and Restated Regulations create a presumption that a director or officer has acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company. Because of this presumption, the Company believes that a director or officer will not have the initial burden of showing that he acted in good faith or in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company. In addition, the Amended and Restated Regulations require the Company to advance expenses on behalf of officers and directors if they agree in writing to repay such amounts if certain conditions are not met. For a description of the standard for repayment applicable to directors, see "Proposal No. 2 - PROPOSED AMENDMENTS TO THE ARTICLES TO DELETE ARTICLES EIGHTH AND ELEVENTH."

                 The Amended and Restated Regulations state that the indemnification provided thereby is not exclusive of any other rights to which any person seeking indemnification may be entitled and provide that the Company may purchase and maintain insurance or other similar arrangements on behalf of any person who is or was a director, officer, employee or agent of the Company, or who is or was serving another entity at the request of the Company, against any liability asserted against him and incurred by him in such capacity, or arising out of his status as such, whether or not the Company would have the obligation or power to indemnify him under the Amended and Restated Regulations.

                 The Company is not aware of any current or past indemnification or liability issues that will or could be presented to the Company in the event the Amended and Restated Regulations are adopted and the indemnification provisions are so revised.

         K.      ELIMINATE ORDER OF BUSINESS REQUIREMENT

                 Article IX of the current Regulations establishes the order of business for all shareholder meetings, which order may be changed by the affirmative vote of the holders of a majority of the shares represented at a meeting. The Board proposes to delete this provision because it is inconsistent with other provisions of the Regulations and unnecessarily restricts the ability of the Board and the Chairman of the meeting to control the conduct of the meeting.

                 Article IX, for example, provides for the selection of a Chairman and secretary of the meeting while other provisions of the Regulations provide that the Chief Executive Officer or President shall preside at all meetings of shareholders and that the Secretary (or in his absence, a person appointed by the Chairman of the meeting) shall act as secretary of all meetings. Article IX also makes appointment of inspectors an item of business although the Regulations elsewhere provide that the inspectors are appointed by the Board or by the Chairman of the meeting.

                 Since the OGCL does not contain provisions regarding the conduct of shareholder meetings or limiting the Board's authority with respect to this subject, the Board also believes that the Board and the Chairman of the meeting should retain the flexibility to set the agenda and to prescribe other procedures for the conduct of all shareholder meetings. The directors believe that the deletion of
         Article IX will not adversely affect
         the rights of shareholders or the ability of an unfriendly person to wage a proxy contest or make a tender offer.

RECOMMENDATION AND VOTE

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to adopt the Amended and Restated Regulations. The Company's executive officers and directors and members of the Melvin L. Schottenstein and Irving E. Schottenstein families, who collectively own, or have voting power with respect to, approximately 61% of the outstanding shares of Common Stock, have indicated that they intend to vote FOR adoption of the Amended and Restated Regulations.

         YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR ADOPTION OF THE AMENDED
AND RESTATED REGULATIONS.                         ---

                  PROTECTION AGAINST NON-NEGOTIATED TAKEOVERS

         The Company's Regulations provide for a board of directors consisting of three classes of at least three directors each serving staggered three-year terms. As a result, approximately one-third of the Board is elected each year. In addition to providing continuity and stability, the purpose of such a staggered board is to permit shareholders two years to consider whether they want to cede control of the board to an insurgent in a proxy contest. The combined effect of the Company's staggered Board, the proposal to amend the Articles to make the Merger Moratorium Statute applicable to the Company and the proposal to amend and restate the Regulations to include, among other things, provisions making a non-statutory version of Ohio's Control Share Acquisition Statute applicable to the Company, reducing the minimum notice period required for a shareholder meeting, restricting the ability of shareholders to call special meetings and to nominate directors, limiting the ability to remove directors except for cause and requiring supermajority votes to amend certain provisions in the Regulations may have an anti-takeover impact and may make tender offers, proxy contests and certain mergers more difficult. The Board believes that it is in the best interest of the Company and its shareholders to require potential acquirors to negotiate with the Board prior to engaging in any such transactions.

         The Board is not aware of any efforts to obtain control of the Company or to effect substantial accumulations of the shares of Common Stock of the Company.

                              CERTAIN TRANSACTIONS

         The Company leases approximately 27,000 square feet of office space in Columbus, Ohio pursuant to a lease agreement dated September 1, 1992, with M/I Office Development Company, an Ohio general partnership of which the Irving and Frankie Schottenstein Trust and the Melvin L. Schottenstein Marital Trust are partners. Under the terms of its lease agreement, the Company pays base rent of $8.16 per square foot plus operating expenses which are estimated to be an additional $7.56 per square foot annually. The Company subleases 4,760 square feet of this space. The Company paid rent of approximately $358,000 in 1995 pursuant to this lease. The Company believes that the terms of this lease are no less favorable than those reasonably available from unaffiliated third parties for comparable space.

         In 1992, the Company became a limited partner in two limited partnerships formed to purchase and develop land and lots in the Washington, D.C. market. The general partner of these two limited partnerships is The Fabulous Eight, Inc., an Ohio corporation wholly owned by eight beneficial owners of the Company's Common Stock: Gary L. Schottenstein, Robert H. Schottenstein, Linda S. Fisher, Steven Schottenstein, Holly S. Kastan, Eric J. Schottenstein, Amy D. Schottenstein and Julie B. Saar. The Irving and Frankie Schottenstein Trust and the Melvin L. Schottenstein Marital Trust are not shareholders of The Fabulous Eight, Inc. The general partner's share of income from these two limited partnerships was $1,766 in 1995. These limited partnerships were formed to develop a total of 199 lots. During 1995, the Company purchased the remaining lots from the limited partnerships totalling $2,953,000 in the aggregate. As of December 31, 1995, the Company had receivables of approximately $459,000 from the limited partnerships, including $440,000 in the form of notes receivable which bear interest at prime plus 1/2%.

         In October 1995, the Company sold a model home to Kerrii B. Anderson, the Chief Financial Officer, for $111,360, under the Company's sale and leaseback program available to the general public. Ms. Anderson entered into a seven month lease agreement with the Company regarding the model home for $1,000 per month. The Company has the right to renew the lease for a one year term upon the expiration of the current term. The Company believes that the terms of the sale of the model home and the lease are no less favorable than those reasonably available from unaffiliated third parties.

                                   MANAGEMENT

         The following table sets forth certain information with respect to those executive officers of the Company who are not also directors.

- ------------------------------------------------------------------------------------------------------
                                                CURRENT POSITIONS                      YEAR STARTED
     NAME                    AGE                   WITH COMPANY                        WITH COMPANY

- ------------------------------------------------------------------------------------------------------
Kerrii B. Anderson            38             Senior Vice President, Chief                  1987
                                               Financial Officer, Assistant
                                               Secretary

Paul S. Coppel                37             Senior Vice President/General                 1994
                                               Counsel and Secretary

Phillip G. Creek              43             Senior Vice President, Treasurer              1993


Lloyd T. Simpson              50             Senior Vice President/Regional                1984
                                               Manager-Columbus Region

James D. Bagley               61             Senior Vice President/Regional                1987
                                               Manager-Florida Region

Robert C. Moesle              44             Senior Vice President/Regional                1990
                                               Manager-Washington, D.C. Region

- -----------------------------------------------------------------------------------------------------

BUSINESS EXPERIENCE

         Kerrii B. Anderson is Senior Vice President, Chief Financial Officer and Assistant Secretary of the Company. She became a Senior Vice President in September 1993 and has been Chief Financial Officer since 1988. She was also made a Vice President in 1988 and has been Chief Financial Officer of M/I Financial since 1988. Ms. Anderson is a certified public accountant and holds a Masters of Business Administration degree.

         Paul S. Coppel joined the Company in January 1994 as Senior Vice President/General Counsel. Mr. Coppel became the Secretary in February 1995. He became the Secretary of M/I Financial in August 1995. Prior to joining the Company, Mr. Coppel was engaged in the private practice of law with Vorys, Sater, Seymour and Pease, Columbus, Ohio from April 1993 until December 1993; Schwartz, Kelm, Warren & Rubenstein, Columbus, Ohio from September 1986 until April 1993 and Fuller and Henry, Toledo, Ohio from June 1984 until September 1986.

         Phillip G. Creek joined the Company in January 1993 as Vice President and Treasurer and became a Senior Vice President in September 1993. He became the Vice President of M/I

Financial in August 1995. From 1986 to 1993, Mr. Creek was employed with The Ryland Group, Inc., a national homebuilder, as Controller and in 1992 was made a Vice President and Planning Officer for The Ryland Group, Inc.

         Lloyd T. Simpson joined the Company in 1984 and has been Vice President/Regional Manager-Columbus Region since February 1996. From 1989 until February 1996, he was the Vice President/Regional Manager-Ohio Region. He became a Senior Vice President in September 1993 and assumed division manager responsibilities for the Columbus Division in April 1994. He had regional manager responsibilities for Tampa and Orlando from 1985 to 1987, in addition to division manager responsibilities for Columbus, Ohio. From 1981 to 1984, he served as Vice President/Regional Manager of The Ryland Group, Inc. during which time his responsibilities included supervision of homebuilding and sales operations for several cities in Ohio, Kentucky and Indiana.

         James D. Bagley has been Vice President/Regional Manager-Florida Region since September 1987. He became a Senior Vice President in September 1993. Before joining the Company, he was employed with Ryan Homes, Inc., a national homebuilder, where he was a Senior Vice President-Operations with responsibility for operations in Atlanta, Georgia; Charlotte and Raleigh, North Carolina and Jacksonville, Florida from 1986 to 1987 and a Group Manager, with responsibility for operations in Jacksonville, Florida; Tidewater, Virginia and Syracuse and Rochester, New York from 1984 to 1986.

         Robert C. Moesle joined the Company in December 1990 as Division Manager of the Washington, D.C. division and became Vice President/Regional Manager-Washington, D.C. Region in September 1991. He became a Senior Vice President in September 1993. Prior to joining the Company, Mr. Moesle was employed with NV Homes L.P., a regional homebuilder, where he was an Executive Vice President, with responsibility for operations in Virginia and the Maryland/Delaware Valley from 1988 to 1990 and a Senior Vice President of Operations of all home-building divisions from 1986 to 1988.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth the number and percentage of the outstanding shares of Common Stock held by each person who, to the knowledge of the Company, beneficially owns more than 5% of the outstanding shares of Common Stock, by each of the Company's directors, nominees and executive officers and by all of the directors and executive officers of the Company as a group. Except as set forth in the footnotes to the table, the shareholders have sole voting and investment power over such shares.


- ------------------------------------------------------------------------------------------------------
                                                        NUMBER OF SHARES               PERCENT
            NAME OF BENEFICIAL OWNER                    OF COMMON STOCK               OF CLASS

- ------------------------------------------------------------------------------------------------------
            Irving E. Schottenstein . . . . . . .         523,600  (1)                  5.95%
            Melvin L. Schottenstein Marital
               Trust  . . . . . . . . . . . . . .         500,000  (2)                  5.68%
            Gary L. Schottenstein . . . . . . . .         563,800  (3)                  6.41%
            Robert H. Schottenstein . . . . . . .         572,300  (4)(5)               6.50%
            Linda S. Fisher . . . . . . . . . . .         569,300  (6)                  6.47%
            Steven Schottenstein  . . . . . . . .         527,000  (5)(7)               5.99%
            Holly S. Kastan . . . . . . . . . . .         496,700                       5.64%

            Eric J. Schottenstein . . . . . . . .         519,000                       5.90%
            Amy D. Schottenstein  . . . . . . . .         534,500                       6.07%

            Julie B. Saar . . . . . . . . . . . .         537,500                       6.11%
            Kerrii B. Anderson  . . . . . . . . .           6,400  (5)                    (8)
            Paul S. Coppel  . . . . . . . . . . .           4,600  (5)                    (8)
            Phillip G. Creek  . . . . . . . . . .           4,500  (5)                    (8)
            Lloyd T. Simpson  . . . . . . . . . .           4,000  (5)                    (8)
            James D. Bagley . . . . . . . . . . .           3,500  (5)                    (8)
            Robert C. Moesle  . . . . . . . . . .           3,000  (5)                    (8)
            Lenore G. Schottenstein . . . . . . .               -                           -
            Friedrich K. M. Bohm  . . . . . . . .           5,000                         (8)
            John B. Gerlach . . . . . . . . . . .          10,000                         (8)
            Lewis R. Smoot, Sr. . . . . . . . . .           2,000                         (8)

            All directors and executive officers
               as a group (15 persons)  . . . . .       3,181,600

- ------------------------------------------------------------------------------------------------------

 (1) Irving E. Schottenstein is the trustee of (i) the Irving and Frankie Schottenstein Trust which holds 478,300 shares, and (ii) the Steven Schottenstein Descendants Trust which holds 45,300 shares, and exercises all rights with regard to such shares. Does not include an aggregate of 2,154,700 shares held in trust as described in footnote 9 below. As trustee of such trusts, Irving
            E. Schottenstein may be deemed the beneficial owner of such shares.
 (2) Lenore G. Schottenstein, Holly S. Kastan and Eric J. Schottenstein are co-trustees of the Melvin L. Schottenstein Marital Trust and collectively exercise all rights with regard to such shares.

     (3) 550,000 of these shares are held in trust by Irving E. Schottenstein in accordance with footnote 9 below. 2,800 of these shares are held by Gary L. Schottenstein individually. 11,000 of these shares are held in trust by Gary L. Schottenstein, as trustee, for the benefit of his children pursuant to trust agreements dated December 22, 1994. As trustee, Gary L. Schottenstein is empowered to exercise all rights with regard to such shares and may be deemed the beneficial owner of such shares.
     (4) 550,000 of these shares are held in trust by Irving E. Schottenstein in accordance with footnote 9 below. 2,800 of these shares are held by Robert H. Schottenstein individually. 16,500 of these shares are held in trust by Robert H. Schottenstein, as trustee, for the benefit of his children pursuant to trust agreements dated December 22, 1994. As trustee, Robert H. Schottenstein is empowered to exercise all rights with regard to such shares and may be deemed the beneficial owner of such shares.
     (5) Includes 3,000 shares of Common Stock that underlie exercisable stock options.
     (6) 550,000 of these shares are held in trust by Irving E. Schottenstein in accordance with footnote 9 below. 2,800 of these shares are held by Linda S. Fisher individually. 16,500 of these shares are held in trust by Mrs. Fisher, as trustee, for the benefit of her children pursuant to trust agreements dated December 22, 1994. As trustee, Mrs. Fisher is empowered to exercise all rights with regard to such shares and may be deemed the beneficial owner of such shares.
     (7) 504,700 of these shares are held in trust by Irving E. Schottenstein in accordance with footnote 9 below. 2,800 of these shares are held by Steven Schottenstein individually. 16,500 of these shares are held in trust by Steven Schottenstein, as trustee, for the benefit of his children pursuant to trust agreements dated December 22, 1994. As trustee, Steven Schottenstein is empowered to exercise all rights with regard to such shares and may be deemed the beneficial owner of such shares.
     (8)    Less than 1% of the outstanding shares.
     (9) These shares are held in trust by Irving E. Schottenstein, as trustee, pursuant to trust agreements dated August 1986, as amended. As trustee, Mr. Schottenstein is empowered to exercise all rights with regard to such shares, revoke each trust, and with the agreement of each beneficiary, amend each trust.

         The address of Irving E. Schottenstein, Robert H. Schottenstein, Steven Schottenstein, Gary L. Schottenstein and Linda S. Fisher is c/o Irving
E. Schottenstein, 41 South High Street, Suite 2410, Columbus, Ohio 43215. The address of Lenore G. Schottenstein and the Melvin L. Schottenstein Marital Trust is 291 N. Drexel Avenue, Columbus, Ohio 43209. The address of Amy D. Schottenstein is 6727 185th Avenue, N.E., Redmond, Washington 98052. The address of Julie B. Saar is Ha Eshel #12, Apt. 32, Kfar Saba 441521 Israel. The address of Holly S. Kastan is 2355 Commonwealth Park S., Columbus, Ohio 43209. The address of Eric J. Schottenstein is c/o The Joshua Company, 110 E. Wilson-Bridge Rd., Suite 280, Worthington, Ohio 43085.

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the Company's common stock to file with the SEC and the New York Stock Exchange reports of ownership and changes in ownership of the Company's common stock. Executive officers, directors and greater than 10% shareholders are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such reports furnished to the Company, the Company believes that, during 1995, all filing requirements applicable to its executive officers, directors and greater than 10% shareholders were complied with except that one report, covering an aggregate of ten transactions, was filed late by Lenore G. Schottenstein; one report, covering an aggregate of nine transactions, was filed late by Holly S. Kastan;
and one report, covering an aggregate of eight transactions, was filed late by Eric J. Schottenstein.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the annual compensation and other compensation for each of the fiscal years ended December 31, 1995, 1994 and 1993 for the Company's Chief Executive Officer and for the additional executive officers who together comprise the five highest paid executive officers of the
Company:


                                                                                        LONG-TERM
                                             ANNUAL COMPENSATION                       COMPENSATION
                             --------------------------------------------          --------------------
                                                                                   AWARDS       PAYOUTS
                                                                                   -------      -------

                                                               OTHER             SECURITIES
                                                               ANNUAL            UNDERLYING        LTIP             ALL OTHER
NAME AND PRINCIPAL                    SALARY      BONUS     COMPENSATION          OPTIONS        PAYOUTS            COMPENSATION
    POSITION                 YEAR     ($) (1)      ($)          ($)                 (#)          ($) (2)            ($) (3) (4)
- --------------------------------------------------------------------------------------------------------------------------------
Irving E. Schottenstein      1995     575,000     544,101 (5)    -                   (6)              -              58,388
  Chief Executive Officer    1994     575,000     715,605 (5)    -                     -              -              36,890
  and President              1993     575,000     650,000 (7)    -                     -              -               3,154

Lloyd T. Simpson             1995     225,000     406,829 (5)    -                 5,000         48,059               2,220
  Senior Vice President/     1994     225,000     372,259 (5)    -                 5,000         45,257               3,140
  Regional Manager           1993     222,916     257,854 (8)    -                     -         43,549               3,154

Robert H. Schottenstein      1995     300,000     145,355 (5)    -                 5,000              -               2,220
  Executive Vice President/  1994     292,239     140,000 (5)    -                 5,000              -               3,140
  Regional Manager and       1993     209,000     170,060 (7)    -                     -              -               3,154
  Assistant Secretary

Steven Schottenstein         1995     300,000     145,355 (5)    -                 5,000              -               2,220
  Executive Vice President/  1994     292,239     140,000 (5)    -                 5,000              -               3,140
  Regional Manager and       1993     209,000     170,060 (7)    -                     -          6,490               3,154
  Assistant Secretary

Robert C. Moesle             1995     200,000     202,507 (5)    -                 5,000         42,821               2,220
  Senior Vice President,     1994     200,000      47,400 (5)    -                 5,000         40,324               3,140
  Regional Manager -         1993     200,000     654,774 (8)    -                     -         38,803               3,154
  Washington, D.C. Region
- --------------------------------------------------------------------------------------------------------------------------------

(1) The amounts in this column include payments for salary and, in 1993, amounts paid as fees to directors or advisory committee members.
(2) Represents compensation pursuant to an executive deferred compensation plan for Mr. Simpson and Mr. Moesle and compensation pursuant to a phantom stock option plan for Steven Schottenstein.
(3) The amounts shown represent the individual's share of the Company's discretionary contribution for 1995, 1994 and 1993, respectively, under the Company's 401(k) plan, with the exception of Irving E. Schottenstein for 1995, as detailed in footnote 4 below.
(4) "All Other Compensation" for Irving E. Schottenstein for the 1995 fiscal year includes his share of the Company's discretionary contribution for 1995 under the Company's 401(k) plan in the amount of $2,220, the term portion of the premium for a split-dollar life insurance policy of $5,693 and the non-term portion of the premium of $50,475.
(5) Represents amounts accrued pursuant to bonus incentive plans approved by the Compensation Committee of the Board, except for 1995 regarding Irving
     E. Schottenstein, Robert H. Schottenstein and Steven Schottenstein which includes a discretionary bonus of $10,406 for each of these executive officers.
(6)  Irving E. Schottenstein is not eligible to receive stock options.
(7) Represents amounts awarded at the discretion of the Board and accrued as a discretionary bonus.
(8) Represents amounts accrued pursuant to bonus incentive plans approved by the Chief Executive Officer.

         On August 9, 1994, the Company and Irving E. Schottenstein entered into an employment agreement under which the Company agreed to purchase and maintain a split-dollar life insurance policy for Mr. Schottenstein in an amount not less than $1.5 million. In the event Mr. Schottenstein becomes disabled, he will receive disability payments from the Company for a period of up to three years, in an annual amount equal to the average of the salary and bonus earned by Mr. Schottenstein during the three calendar years preceding his disability. In the event Mr. Schottenstein's employment ends, he has agreed to serve as a consultant to the Company for a period of two years for which he will be paid $500,000 per year.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth the nonqualified stock options granted by the Board during the 1995 fiscal year to each of the five highest paid executive officers of the Company:


- ---------------------------------------------------------------------------------------------------------
                                                                                       POTENTIAL
                                                                                 REALIZABLE VALUE AT
                                                                                ACCRUED ANNUAL RATES OF
                                                                               STOCK PRICE APPRECIATION
                                         INDIVIDUAL GRANTS (1)                      FOR OPTION TERM
                          -----------------------------------------------      ------------------------

                           NUMBER OF
                          SECURITIES     % OF TOTAL
                          UNDERLYING  OPTIONS GRANTED
                            OPTIONS   TO EMPLOYEES IN  EXERCISE   EXPIRATION
                            GRANTED     FISCAL YEAR     PRICE        DATE           5%          10%
        NAME                  (#)           (%)         ($/SH)                     ($)          ($)
- ---------------------------------------------------------------------------------------------------------
Irving E. Schottenstein        (2)

Lloyd T. Simpson             5,000          7.3           6.75      4/30/05       21,225       53,789

Robert H. Schottenstein      5,000          7.3           6.75      4/30/05       21,225       53,789

Steven Schottenstein         5,000          7.3           6.75      4/30/05       21,225       53,789

Robert C. Moesle             5,000          7.3           6.75      4/30/05       21,225       53,789
- ---------------------------------------------------------------------------------------------------------

(1) The nonqualified stock options granted by the Board are scheduled to vest at a rate of 20% per year over the first five years and to lapse after ten years unless sooner exercised or forfeited. All stock options were granted at the closing market price on the date of grant.
(2)  Irving E. Schottenstein is not eligible to receive stock options.

FISCAL YEAR END OPTION VALUES

         The following table sets forth the number of shares of common stock that underlie the unexercised nonqualified stock options, and the value of the in-the-money options at the end of the fiscal year, granted by the Board during 1994 and 1995 to each of the five highest paid executive officers of the
Company:


- -----------------------------------------------------------------------------------------------------
                                            NUMBER OF
                                     SECURITIES UNDERLYING                   VALUE OF UNEXERCISED
                                       UNEXERCISED OPTIONS                   IN-THE-MONEY OPTIONS
                                       AT FISCAL YEAR END                     AT FISCAL YEAR END

                                             (#) (1)                                  ($)
                                 -----------------------------           ----------------------------

         NAME                    EXERCISABLE     UNEXERCISABLE           EXERCISABLE    UNEXERCISABLE

- -----------------------------------------------------------------------------------------------------
Irving E. Schottenstein               (2)                 -                    -                  -

Lloyd T. Simpson                    3,000             7,000                5,000             20,000

Robert H. Schottenstein             3,000             7,000                5,000             20,000

Steven Schottenstein                3,000             7,000                5,000             20,000

Robert C. Moesle                    3,000             7,000                5,000             20,000
- -----------------------------------------------------------------------------------------------------

(1) The nonqualified stock options granted by the Board are scheduled to vest at a rate of 20% per year over the first five years and to lapse after ten years unless sooner exercised or forfeited.
(2)  Irving E. Schottenstein is not eligible to receive stock options.

COMPENSATION OF DIRECTORS

         John B. Gerlach, Lewis R. Smoot, Sr. and Friedrich K. M. Bohm, the independent directors on the Board, were paid a fee of $4,000 per quarter during 1995. In addition, they were paid a fee of $1,000 for one special meeting of the Audit Committee during 1995. Mr. Gerlach, Mr. Smoot and Mr. Bohm received $17,000 each for their services.

         Eric J. Schottenstein resigned his positions with the Company in December 1993. Mr. Schottenstein agreed to serve as a consultant to the Company for a period of three years, for which he was paid $207,436 in 1995 and will be paid approximately $200,000 during 1996.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee is comprised of five members: John B. Gerlach (Chairman), Lewis R. Smoot, Sr., Friedrich K. M. Bohm, Irving E. Schottenstein and Lenore G. Schottenstein. Irving E. Schottenstein is the Chief Executive Officer of the Company and Lenore G. Schottenstein is the Director of Community Relations for the Company.

         NBBJ, an architectural firm for which Friedrich K. M. Bohm is the Managing Partner and Chief Executive Officer, is currently providing certain interior design services for the Company. The services being rendered by NBBJ involve the design of tenant improvements for new office space for the Company in a building that will be built, owned and operated by a limited liability company in which the Company has a minority equity interest. In addition, a joint venture in which a company controlled by Lewis R. Smoot, Sr. has a minority equity interest will construct certain tenant improvements for the building. These contracts have not been formalized, but were approved by the Audit Committee at its February 1996 meeting. The Company expects that NBBJ's fee for its services will be approximately $275,000. The contract with the Smoot joint venture will total approximately $2,300,000, from which sum the joint venture will be obligated to pay all subcontractors and other construction expenses. The Company believes that the terms of the contracts are no less favorable than those reasonably available from competitive firms.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         General. The Compensation Committee's overall compensation policy applicable to the Company's executive officers is to provide a compensation program that is intended to attract and retain qualified executives for the Company and to provide them with incentives to achieve Company goals and increase shareholder value. The Compensation Committee implements this policy through establishing salaries, bonuses and stock options. The Compensation Committee's current policy is not to provide pension or other retirement plans for the Company's executive officers other than the 401(k) Plan.

         Base Salary. The base salary for the Company's executive officers is intended to be set at levels slightly higher than paid for comparable positions by publicly-held, national homebuilders, such as The Ryland Group, Inc., Centex, Inc. and NVR L.P. These homebuilders are different from the homebuilders used for the Company's Peer Group (see "Performance Graph") because the Company has usually hired executive officers from the national homebuilders when looking for quality management personnel. The salary levels are slightly higher because of the Compensation Committee's belief that the Company's executive officers have greater responsibilities and receive lower fringe benefits compared to similar positions with the publicly-held, national homebuilders.

         Bonuses.   A significant portion of the total compensation paid to
Regional Managers and Division Managers is earned through annual bonuses. The performance bonus that can be earned by each Regional Manager is based upon the region's level of income before income taxes, the region's level of customer satisfaction and the region's level of growth in income before income taxes. The total amount that can be earned under the bonus programs by each Regional Manager has been capped at three times his annual base salary. The performance bonus that can be earned by each Division Manager is based upon the division's level of income before income taxes, the division's level of customer satisfaction and the division's level of growth in income before income taxes. The total amount that can be earned under the bonus programs by each Division Manager has been capped at two times his annual base salary.

         The Compensation Committee adopted revised bonus programs for the Executive Vice Presidents in May 1995. The performance bonus that can be earned by the Executive Vice Presidents is based on two factors. The first factor is that if the Company earns income before income taxes in the amount of $10 million (the "Triggering Level"), the Executive Vice Presidents receive a percentage of the earnings that exceed the Triggering Level. For each $1 million increment in excess of the Triggering Level, the Executive Vice Presidents earn a graduated percentage of each dollar earned by the Company. The second factor is that if the Company's income before income taxes is at least fifty percent (50%) of Budgeted Net Income and the Company achieves a 90% customer satisfaction rating as measured by a customer survey conducted by the Company, the Executive Vice Presidents receive 15% of their base salary as a bonus. This percentage increases as the level of customer satisfaction increases and is capped at 25% of their base salary. The total amount that can be earned under the bonus program by the Executive Vice Presidents has been capped at three times their annual base salary.

         The Compensation Committee adopted revised bonus programs for the Chief Financial Officer, the Treasurer and the General Counsel in May 1995. These executive officers' performance bonus is predicated upon the Company earning income before income taxes in excess of the Triggering Level. If the Company earns income before income taxes in excess of the Triggering Level, the Chief Financial Officer, the Treasurer and the General Counsel will earn an increasing percentage of their annual base salary as a bonus. The total amount that can be earned by the Chief Financial Officer under her bonus program has been capped at 100% of her annual base salary and the total amount that can be earned by the Treasurer and the General Counsel under their bonus programs has been capped at 85% of their annual base salary.

         Stock Options. It is the Company's intent to award stock options to the Company's executive officers in amounts reflecting the participant's position and ability to influence the Company's overall performance. Options are intended to retain and motivate executive officers to improve long-term
stock market performance.   The Chief Executive Officer is not eligible to
receive stock options. It cannot be determined in advance which executive officers might receive stock options or in what amounts. During 1995, the Compensation Committee approved the award of nonqualified stock options ("NQSOs") for the purchase of a total of 68,200 shares of Common Stock at prices of $6.75 and $9.25 per share. NQSOs for the purchase of 18,000 shares of Common Stock were forfeited during 1995. The NQSOs are scheduled to vest at a rate of 20% per year over the first five years and to lapse after ten years unless sooner exercised or forfeited.

         Chief Executive Officer Compensation. The Chief Executive Officer's base salary for 1995 was intended to be set at a level slightly higher than paid for chief executive officers of publicly-held, national homebuilders. The level of his base salary is based upon the Compensation Committee's belief that the Chief Executive Officer receives lower fringe benefits compared with the chief executive officers of the publicly-held, national homebuilders.

         The bonus for the Chief Executive Officer for 1995 was determined pursuant to the amended Performance-Based Bonus Plan which was approved by the Company's shareholders at the 1995 annual meeting. The amended Performance-Based Bonus Plan uses two factors to determine his bonus. The first factor is that if the Company earns income before income taxes in the amount of the Triggering Level, the Chief Executive Officer receives a percentage of the earnings that exceed the Triggering Level. For each $1 million increment over the Triggering Level, the Chief Executive Officer earns a certain percentage of each dollar earned by the Company. The Chief Executive Officer's percentage for each $1 million increment varies between $.02 per dollar and $.085 per dollar depending on the level of income before incomes taxes earned by the Company, but is not a steadily rising or steadily falling percentage. Under this factor, the Chief Executive Officer earned $420,420 as a result of the Company's performance during 1995.

         The second factor is that if the Company's income before income taxes is at least fifty percent (50%) of Budgeted Net Income and the Company achieves a 92% customer satisfaction rating as measured by a customer survey conducted by the Company, the Chief Executive Officer receives 17% of his base salary as a bonus. This percentage increases as the level of customer satisfaction increases and is capped at 25% of his base salary. The Chief Executive Officer earned $113,275 as a result of the Company's 94.7% customer satisfaction rating during 1995. The total bonus that may be earned by the Chief Executive Officer under the Performance-Based Bonus Plan was capped at four times his annual base salary.


                John B. Gerlach, Chairman
                Lewis R. Smoot, Sr.
                Friedrich K. M. Bohm
                Irving E. Schottenstein
                Lenore G. Schottenstein

PERFORMANCE GRAPH

         This chart graphs the Company's performance in the form of cumulative total return to shareholders from November 3, 1993 (the date the Company completed its initial public offering) until December 31, 1995 in comparison to Standard and Poor's 500 and the cumulative return on the common stock of seven publicly traded peer issuers deemed by the Company to be its principal competitors (the "Peer Group"). The Peer Group includes Continental Homes Holding Corporation; D.R. Horton, Inc.; Hovnanian Enterprises, Inc.; Kaufman and Broad Home Corporation; Lennar Corporation; Toll Brothers, Inc. and Washington Homes, Inc.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                     NOVEMBER 3, 1993 TO DECEMBER 31, 1995





                                          11/3/93          12/31/93          12/31/94         12/31/95
M/I Schottenstein Homes, Inc.               100             126.96             48.70            81.74
S&P 500 Index                               100             101.41            102.75           141.35
Peer Group                                  100             114.11             64.36           108.71

(1) Assumes that the value of the common stock of the Company and the indices was 100 on November 3, 1993 and that all dividends were reinvested.

                              TOTAL SHAREHOLDER RETURNS-DIVIDENDS REINVESTED
                              ----------------------------------------------


                                           ANNUAL RETURN PERCENTAGE
                                                 YEARS ENDING
COMPANY/INDEX                           DEC93        DEC94       DEC95
============================================================================
S&P INDEX                                1.41         1.32       37.58
M/I SCHOTTENSTEIN HOMES INC             26.96       -61.64       67.86
PEER GROUP                              14.13       -43.60       68.89

                                                 INDEXED RETURNS
                                                  YEARS ENDING
                            3-NOV-93    DEC93        DEC94       DEC95
============================================================================
S&P 500 INDEX                 100      101.41       102.75      141.36
M/I SCHOTTENSTEIN HOMES INC   100      126.96        48.70       81.74
PEER GROUP                    100      114.13        64.37      108.71


PEER GROUP COMPANIES:
- ---------------------------------------------------------------------------
CONTINENTAL HOMES HOLDING CP
D R HORTON INC
HOVNANIAN ENTRPRS INC -CL A
KAUFMAN & BROAD HOME
LENNAR CORP
TOLL BROTHERS INC
WASHINGTON HOMES INC


Prepared By Standard & Poor's Compustat -- Custom Business Unit -- 2/15/96

                             SELECTION OF AUDITORS

      The Board will select the Company's independent auditors for 1996 based upon the recommendation of the Audit Committee which is anticipated to be made in May 1996. Deloitte & Touche LLP were the independent auditors for 1995. A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

      Any proposals of shareholders which are intended to be presented at the next annual meeting of shareholders must be received by the Company at its principal executive offices by December 9, 1996. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                            EXPENSES OF SOLICITATION

      The entire expense of preparing, assembling, printing and mailing the proxy form and the form of material used in the solicitation of proxies will be paid by the Company. The Company does not expect to pay any compensation for the solicitation of proxies.

                                 OTHER MATTERS

      The Board knows of no other matters to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, it is the intention of the persons named in the proxy to vote in their discretion upon such matters in accordance with their judgement.

      You are urged to sign, date and return the enclosed proxy in the envelope provided. No postage is required if the envelope is mailed from within the United States. If you subsequently decide to attend the Annual Meeting and wish to vote your shares in person, you may do so. Your cooperation in giving this matter your prompt attention is appreciated.

                                             By Order of the Board of Directors,


                                                        Paul S. Coppel,
                                                        Secretary

                                                                      APPENDIX I

                              AMENDED AND RESTATED
                                  REGULATIONS
                                       OF
                         M/I SCHOTTENSTEIN HOMES, INC.


                      ARTICLE I - MEETING OF SHAREHOLDERS
                      -----------------------------------

                 (a)      ANNUAL MEETINGS.   An annual meeting of shareholders,
for the election of directors, for the consideration of any reports and for the transaction of such other business as may be brought before the meeting, shall be held at such time and place, within or without the State of Ohio as may be specified in the notice. The date of each annual meeting of the shareholders shall be held no earlier than sixty (60) days, but no later than two hundred seventy (270) days subsequent to the corporation's year end. The specific meeting date within such time period shall be determined by the Board in its sole and absolute authority; provided, however, that each meeting date shall be within the 13 month period following the last annual meeting of the Shareholders. If this date shall fall upon a legal holiday, the meeting shall be held on the next succeeding business day.


                 (b)      SPECIAL MEETINGS.   Special meetings of the
shareholders of this corporation shall be called by the Secretary, pursuant to a resolution of the Board, or upon written direction of the Chairman of the Board, the President or, in the case of the President's absence, death or disability, a Vice President authorized to exercise the authority of the President, or upon written request by shareholders representing 50% of the shares issued and entitled to vote thereat. Calls for special meetings shall specify the time, place and object or objects thereof, and no business other than that specified in the call therefor shall be considered at any such meetings. Special meetings of the shareholders may be held at such time and place either within or without the State of Ohio, as may be designated in the notice thereof.

                 (c)      NOTICES OF MEETINGS.   A written or printed notice of
the annual or any special meetings of the shareholders, stating the time and place, and in case of special meetings, the objects thereof, shall be given by the Secretary to each shareholder entitled to vote at such meeting appearing on the books of the corporation, by mailing the same to his address as same appears on the records of the corporation or of its Transfer Agent or Agents, at least seven (7) days, but no more than sixty (60) days, before any such meeting. Notice of adjournment of a meeting need not be given if the time and place to which it is adjourned are fixed and announced at the meeting.

                 (d)      QUORUM.   Those shareholders present in person or by
proxy entitling them to exercise a majority of the voting power shall constitute a quorum for any meeting of shareholders, except when a greater proportion is required by law, the Articles of Incorporation or these Code of Regulations. In the event of an absence of a quorum at any meeting or any adjournment thereof, a majority of those present in person or by proxy and entitled to vote may

                                Appendix I - 1
adjourn such meeting from time to time. At any adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.

                 (e)      PLACE OF MEETINGS.   The annual or any special
meeting of shareholders may be held at such place or places within or without the State of Ohio, as may be specified in the notice of any such meetings.

                 (f)      PROXIES.   At any meeting of shareholders, any person
who is entitled to attend, or to vote thereat, and to execute consents, waivers or releases, may be represented at such meeting or vote thereat, and execute consents, waivers and releases, and exercise any of his other rights, by proxy or proxies appointed by a writing signed by such person and submitted to the Secretary at or before such meeting. Voting by proxy or proxies shall be governed by all of the provisions of Ohio law, including the provisions relating to the sufficiency of the writing, the duration of the validity of the proxy or proxies, and the power of substitution and revocation.

                 (g) DETERMINING SHAREHOLDERS OF RECORD. The Board may fix in advance a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of the shareholders. The record date so fixed shall not be more than sixty (60) days prior to the date of the meeting. When a record date is so fixed, only shareholders of record on that date are entitled to notice of and to vote at the meeting, notwithstanding any transfer of any shares on the books of the corporation after the record date. If the Board does not fix such a record date, only persons in whose names shares entitled to vote stand on the stock records of the corporation on the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, are entitled to vote at the meeting.

                 (h)      VOTING.   At all meetings of the shareholders, every
registered owner of shares entitled to vote may vote in person or by proxy and shall have one vote for each share standing in his name on the books of the corporation. The vote at any meeting of the shareholders on any questions need not be by ballot, unless so directed by the Chairman of the meeting or required by the Articles of Incorporation. On a vote by ballot, each ballot shall be signed by the shareholder voting, or by his proxy if there be such proxy, and it shall state the number of shares voted. At any meeting at which a quorum is present, all questions and business which shall come before the meeting shall be determined by the vote of the holders of a majority of the voting power, except when a different proportion is required by law, the Articles of Incorporation or these Code of Regulations.

                 (i) INSPECTORS. The Board, in advance of any meeting of the shareholders, may appoint one or more inspectors to act at the meeting. If inspectors are not so appointed, the Chairman presiding at the meeting may appoint one or more inspectors. If any person so appointed fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at the meeting by the Chairman presiding thereat. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at the meeting with strict impartiality and according to the best of his ability. The inspectors so appointed shall (i) determine the number of shares outstanding, the





                                 Appendix I - 2
shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies, (ii) receive votes, ballots, waivers, releases or consents, (iii) hear and determine all challenges and questions arising in connection with the right to vote, (iv) count and tabulate all votes, ballots, waivers, releases or consents, (v) determine and announce the results of each election or vote and (vi) do such acts as are proper to conduct each election or vote with fairness to all shareholders. On request of the Chairman presiding at the meeting, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated and of the vote as certified by them.

                 (j) CHAIRMAN OF MEETING. The Chief Executive Officer shall preside at all meetings of the shareholders. In the absence of the Chief Executive Officer, the President shall preside at all meetings of the shareholders. In the absence of the Chief Executive Officer and the President, the Board may appoint the Chairman of the Board or any other officer of the corporation to act as chairman of the meeting.

                 (k) SECRETARY OF MEETING. The Secretary of the corporation shall act as Secretary of all meetings of the shareholders; and, in his absence, the Chairman may appoint any person to act as Secretary of the meeting.


                              ARTICLE II - SHARES
                              -------------------

                 (a)      CERTIFICATES.   Certificates evidencing the ownership
of shares of the corporation shall be issued to those entitled to them by transfer or otherwise. Each certificate for shares shall bear a distinguishing number, the signature of the Chairman of the Board or the President or a Vice President and the signature of the Secretary, an Assistant Secretary, the Treasurer, or an Assistant Treasurer of the corporation, and such recitals as may be required by law. If authorized by the Board and to the extent permitted by, and subject to any conditions imposed under applicable law, the signatures of any of said officers on the certificates may be facsimile, engraved, stamped or printed. The certificates for shares shall be of such tenor and design as the Board from time to time may adopt.

                 (b) TRANSFERS. The shares of the corporation shall be assignable and transferable only on the books and records of the corporation or of its Transfer Agent or Agents by the registered owner, or by his duly authorized attorney, upon surrender of the certificate duly and properly endorsed with proper evidence of authority to transfer. The corporation or its Transfer Agent or Agents shall issue a new certificate for the shares surrendered to the person or persons entitled thereto.

                 (c) LOST, STOLEN OR DESTROYED CERTIFICATES. The holder of any shares in the corporation shall immediately notify the Secretary of any lost, stolen or destroyed certificate, and the corporation may issue a new certificate in the place of any certificate alleged to have been lost, stolen or destroyed. The Board may, at its discretion, require the owner of a lost, stolen or destroyed certificate or his legal representative to give the corporation a bond on such terms





                                 Appendix I - 3
and with such sureties as it may direct, to indemnify the corporation against any claim that may be made against it on account of the alleged lost, stolen or destroyed certificate. The Board may, however, at its discretion, refuse to issue any such new certificate except pursuant to legal proceedings in a court having jurisdiction over such matter pursuant to Ohio law.

                 (d)      FIXING OF RECORD DATE.   The Board shall have power
to fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of shareholders or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any rights in respect of any change, conversion or exchange of capital stock may be exercised, and in such cases, such shareholders only as shall be shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividends, or to receive such allotment of rights, or to exercise the rights in respect of such change, conversion or exchange of capital stock.

                 (e)      DIVIDENDS.   Subject to law and the provisions of the
Articles of Incorporation, if any, the directors may declare dividends upon the capital stock of the corporation as and when they deem expedient. Before declaring any dividend, there may be set apart out of any funds of the corporation available for their discretion think proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the directors shall think conducive to the interest of the corporation.

                 (f)      RESTRICTIONS ON TRANSFER.         A restriction on
the hypothecation, transfer or registration of transfer of shares of the corporation may be imposed either by the Articles of Incorporation or by these Code of Regulations or by an agreement among any number of shareholders or among such holders and the corporation or by resolution of the Board determining that restriction is reasonably necessary for compliance with the Securities Act of 1933, as amended. No restriction so imposed shall be binding with respect to the securities issued prior to the adoption of the restriction unless the holders of such securities are parties to an agreement or voted in favor of the restriction. Unless noted conspicuously on the share certificate, a restriction, even though permitted by this Section, is ineffective except against a person with actual knowledge of the restriction.


                            ARTICLE III - DIRECTORS
                            -----------------------

                 (a)      MANAGEMENT OF CORPORATION.   Except where the law,
the Articles of Incorporation or this Code of Regulations requires actions to be authorized or taken by the shareholders, all of the authority of the corporation shall be exercised and the property, business, and affairs of the corporation shall be managed and controlled by, and under the direction of, its Board.

                 (b)      NUMBER AND TERM.   The number of members of the Board
shall be initially fixed at nine (9) and shall be divided into three classes. The first class shall be comprised of three directors, and the directors initially elected to such class shall hold office until the next succeeding annual meeting of the shareholders and until their successors are duly elected and





                                 Appendix I - 4
qualified. The second class shall be comprised of three directors, and the directors initially elected to such class shall hold office until the second succeeding annual meeting of the shareholders and until their successors are duly elected and qualified. The third class shall be comprised of three directors, and the directors initially elected to such class shall hold office until the third succeeding annual meeting of the shareholders and until their successors are duly elected and qualified. Thereafter, at each annual meeting of shareholders, directors to succeed those whose terms are expiring at such annual meeting shall be elected to hold office until the third succeeding annual meeting of the shareholders and until their successors are duly elected and qualified.

                 (c)      NEWLY CREATED DIRECTORSHIPS AND VACANCIES.   A
resignation from the Board shall be deemed to take effect upon its receipt by the Secretary, unless some other time is specified therein. The acceptance of any resignation shall not be necessary to make it effective unless so specified in the resignation. Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board resulting from death, resignation, disqualification, removal or other cause, may be filled at any duly convened meeting by the affirmative vote of a majority of the remaining directors then in office, even though the number of then serving directors is less than a quorum of the Board; provided, however, that any vacancy resulting from the removal of a director by the shareholders shall be filled only by the vote of the shareholders entitled to vote for the election of directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term for which the new directorship was created or the vacancy occurred and until such director s successor shall have been elected and qualified. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

                 (d)      CHANGE IN NUMBER OF DIRECTORS.   The number of
directors of the corporation and the number of directors in each class may be changed either by the affirmative vote of a majority of the directors or by an affirmative vote of the holders of record of at least 75% of the voting power of the corporation at a meeting of the shareholders called for that purpose and for the purpose of electing directors; PROVIDED, HOWEVER, that the classes shall be of approximately equal size and in no event shall any class contain more than six directors. No reduction in the number of directors, either by a vote of the directors or shareholders, shall of itself have the effect of shortening the term of any incumbent director.

                 (e)      NOMINATIONS.     Nominations for the election of
directors may be made by the Board or a committee appointed by the Board or by any shareholder entitled to vote in the election of directors generally. However, any shareholders entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such shareholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States Mail, postage prepaid, to the Secretary of the corporation not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the date of the preceding year's annual meeting (or, if the date of annual meeting is changed by more than thirty (30) days from the anniversary date of the preceding year's annual meeting or in the case of a special meeting, within seven (7) days after the date the Company mails or otherwise gives notice of the date of the meeting). Each such notice shall set forth:
(a) the name and address of the shareholder who intends to make the






                                 Appendix I - 5
nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board; and (e) the consent of each nominee to serve as a director of the corporation if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

                 (f)      REGULAR MEETINGS.   Regular meetings of the Board
shall be held at such frequency and on such dates as the Board may from time to time designate.

                 (g)      SPECIAL MEETINGS.   Special meetings of the Board
shall be called by the Secretary upon written request of the Chairman of the Board, the President or any two (2) directors.

                 (h)      NOTICE OF MEETINGS.   The Secretary shall give
written notice of the time and place of each meeting of the Board, whether regular or special, to each member of the Board, either by personal delivery or by mail, telegram, cablegram or other means authorized by law, at least two (2) days prior to such meeting.

                 (i)      QUORUM.   A majority of the Directors in office at
the time shall constitute a quorum at all meetings thereof.

                 (j)      PLACE OF MEETINGS.   The Board may hold its meetings
at such place or places within or without the State of Ohio as the Board may from time to time determine.

                 (k) COMPENSATION. Directors shall be entitled to receive as compensation for services rendered and expenses incurred as directors, such amounts as the Board may determine. Members of any committees created hereunder or by the Board may be allowed such compensation as the Board may determine for attending committee meetings.

                 (l)      TELECONFERENCES.   Meetings of the Board, or any
committee thereof, may be held through any communications equipment if all persons participating in such meeting can hear each other, and participation in any meeting in this manner shall constitute presence at such meeting.

                 (m)      CONFLICTS OF INTEREST.   A director of the
corporation shall not be disqualified by his office from dealing or contracting with the corporation as a vendor, purchaser, employee, agent or otherwise. No transaction, contract or other act of the corporation shall be void or voidable or in any way affected or invalidated solely by reason of the fact that any director or any firm, corporation or trust in which such director is a member or is a beneficiary,





                                 Appendix I - 6
shareholder, director, officer or trustee, is in any way interested in such transaction, contract or other act, provided that the conditions of Section 1701.60 of the General Corporation Law of Ohio, as the same now exists or may hereafter be amended, are satisfied. No director shall be accountable or responsible to the corporation for or in respect of any such transaction, contract or other act of the corporation or for any gains or profits realized by him by reason of the fact that he or any firm of which he is a member or any corporation or trust which he is a beneficiary, shareholder, director, officer or trustee is interested in such transaction, contract or other act.

                 (n)      REMOVAL FOR CAUSE.   No director may be removed from
office by the shareholders except for cause with the affirmative vote of the holders of not less than a majority of the total voting power of the corporation entitled to vote in the election of directors.


                            ARTICLE IV - COMMITTEES
                            -----------------------

                 (a)      EXECUTIVE COMMITTEE.   The Board shall, by resolution
or resolutions passed by a majority of the Board, designate three (3) or more of their number, which shall include the Chairman of the Board, to constitute an Executive Committee to serve during the pleasure of the Board. The Chairman of the Board shall be the Chairman of the Executive Committee. The Board is authorized to remove at any time, without notice, any member of the Executive Committee, except the Chairman of the Board, and elect another member in his place and stead.

         The Board may appoint one (1) or more directors as alternate members of the Executive Committee who may take the place of any absent member or members at any meeting of the Executive Committee.

         Except as otherwise provided herein, in the Articles of Incorporation or by law, the Board may delegate to such Committee, during the interval between meetings of the Board, authority to exercise all of the powers, or only specifically enumerated or described powers, of the Board in the management of the business and affairs of the corporation.

         The Executive Committee shall keep full and fair records and accounts of its proceedings and transactions. All action by the Executive Committee shall be reported to the Board at its meeting next succeeding such action and shall be subject to control, revision and alteration by the Board; provided that no rights of third persons shall be prejudicially affected thereby.

         Vacancies on the Executive Committee shall be filled by the Board.

                 (b)      COMPENSATION COMMITTEE.   The Board shall appoint the
Compensation Committee, which shall consist of three (3) or more directors, a majority of which are independent directors. For purposes of this section, an independent director is a director who is not an employee, officer or former officer of the corporation or a subsidiary or division





                                 Appendix I - 7
thereof, or a relative of a principal executive officer, or who is not an individual member of an organization acting as an advisor, consultant or legal counsel receiving compensation on a continuing basis from the corporation in addition to director's fees. The Board shall designate one (1) of the members as Chairman of the Committee. The Compensation Committee shall review and report to the Board on company compensation programs and policies to assure that they are competitive and provide for internal equity; review and advise the President on specific compensation matters for officers and top executives; and perform such other duties as the Board may require.


                 (c)      AUDIT COMMITTEE.   The Board shall appoint the Audit
Committee, which shall consist of not less than three (3) or more directors who are independent directors of the corporation. The Board shall designate one
(1) of the members as Chairman of the Committee. The Audit Committee shall review and report to the Board on the corporation's audit procedures and policies, make recommendations concerning such policies and procedures, and perform such other duties as the Board may require.

                 (d)      GENERAL.         The Board may by resolution provide
for such other standing committees or special committees as it deems desirable and discontinue the same at its pleasure. Each such committee shall have such powers and perform such duties, not inconsistent with law, as may be delegated to it by the Board. The Board shall appoint the members of any and all such committees and shall designate the Chairman of each such committee. Subject to the provisions of these Code of Regulations, committees formed by the Board shall fix their own rules of procedure and shall meet as provided by such rules or by resolutions of the Board, and they shall also meet at the call of the Chairman of the Board, the President, any two members of the committee, or the sole surviving member of the committee. A majority of the surviving members of a committee shall be necessary to constitute a quorum. Any committee, including the Executive Committee, may act in writing, or by cable or telegraph or by telephone with written confirmation, without a meeting; but no such action of a committee shall be effective unless concurred in by all members of the committee.

                        ARTICLE V - ELECTION OF OFFICERS
                        --------------------------------

                 At the first meeting of the Board in each year (at which a quorum shall be present) held next after the annual meeting of the shareholders, the Board shall elect the officers of the corporation. Officers may also be elected at any regular meeting of the Board or at any special meeting called for such purpose.


                             ARTICLE VI - OFFICERS
                             ---------------------

                 (a) DESIGNATION. The officers of this corporation shall be a Chairman of the Board, a Chief Executive Officer, a President, one or more Senior Vice Presidents, one or more Vice Presidents, a Secretary, a Treasurer, and such other officers as the Board may, from time to time, elect, all of whom may or may not be directors. The Chairman of the Board must be





                                 Appendix I - 8
a director of the corporation. Any person may hold two or more offices, except that one person may not simultaneously hold the offices of President and Secretary. Said officers shall be chosen by the Board and shall hold office for one (1) year, or until their successors are elected and qualified.

                 (b)      REMOVAL.    Any officer elected by the Board may be
removed at any time, with or without cause, upon vote of the majority of the whole Board. Any officer appointed not by the Board but by an officer or committee to which the Board shall have delegated the power of appointment may also be removed at any time, with or without cause, by the committee or superior officer (including successors) who made the appointment, or by any committee or officer upon whom such power of removal may be conferred by the Board.

                 (c)      RESIGNATIONS.   Any officer may resign at any time by
giving written notice to the Board, the Chairman of the Board, the President, or the Secretary of the corporation. Any such resignation shall take effect at the time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                 (d)      CONFLICTS OF INTEREST.   An officer of the
corporation shall not be disqualified by his office from dealing or contracting with the corporation as a vendor, purchaser, employee, agent or otherwise. No transaction, contract or other act of the corporation shall be void or voidable or in any way affected or invalidated solely by reason of the fact that any officer or any firm, corporation or trust in which such officer is a member or is a beneficiary, shareholder, director, officer or trustee, is in any way interested in such transaction, contract or other act, provided that the conditions of Section 1701.60 of the General Corporation Law of Ohio, as the same now exists or may hereafter be amended, are satisfied. No officer shall be accountable or responsible to the corporation for or in respect of any such transaction, contract or other act of the corporation or for any gains or profits realized by him by reason of the fact that he or any firm of which he is a member or any corporation or trust in which he is a beneficiary, shareholder, director, officer or trustee is interested in such transaction, contract or other act.


                        ARTICLE VII - DUTIES OF OFFICERS
                        --------------------------------

                 (a)      CHAIRMAN OF THE BOARD.   The Chairman of the Board
shall preside at all meetings of directors. He shall exercise, subject to the control of the Board and the shareholders of the corporation, a general supervision over the affairs of the corporation, and shall perform generally all duties incident to the office and such other duties as may be assigned to him from time to time by the Board.

                 (b) CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall have general control and management of the business affairs and policies of the corporation. He shall be generally responsible for the proper conduct of the business of the corporation. Except as otherwise provided by law, the Articles of Incorporation, this Code of Regulations or resolution





                                 Appendix I - 9
of the Board, the Chief Executive Officer shall possess the same power as the President to sign all certificates, contracts, and other instruments of the corporation. During the absence or disability of the President, the Chief Executive Officer shall exercise all the powers and discharge all of the duties of the President. The Chief Executive Officer shall preside at all meetings of the shareholders. The Chief Executive Officer shall have such other powers and perform such other duties as from time to time may be conferred upon him by the Board.

                 (c)      PRESIDENT.   The President shall be the principal
operating and administrative officer of the corporation. If there is no Chief Executive Officer or during the absence or disability of the Chief Executive Officer, he shall exercise all of the powers and discharge all of the duties of the Chief Executive Officer. Except as otherwise provided by law, the Articles of Incorporation, this Code of Regulations or resolution of the Board, the President shall possess the power to sign all certificates, contracts and other instruments of the corporation. The President shall, in the absence of the Chief Executive Officer, preside at all meetings of the shareholders. The President shall perform all other duties as are incident to his office or are properly required by him by the Board.

                 (d)      VICE PRESIDENT.   The Vice Presidents shall have such
powers and perform such duties as may be assigned to them by the Board or the President.

                 (e)      SECRETARY.   The Secretary shall give, or cause to be
given, notice of all meetings of shareholders and directors and all other notices required by law or by these Code of Regulations and, in case of his absence or refusal or neglect to do so for a period of fifteen (15) days, any such notice may be given by a person thereunto directed by the President, or by the directors or shareholders upon whose request the meeting is called as provided in these Code of Regulations. The Secretary shall record all the proceedings of the meetings of the corporation and of the directors in a book to be kept for that purpose and shall perform such other duties as may be assigned to him by the Board or the President. The Secretary shall have the custody of the seal of the corporation, if any, and shall affix the same to all instruments requiring it, when authorized by the directors or the President, and attest the same.

                 (f) TREASURER. The Treasurer shall have the custody of the funds and securities of the corporation which may come into his hands, and shall do with the same as may be ordered by the Board. When necessary or proper, he may endorse on behalf of the corporation, for collection, checks, notes and other obligations. He shall deposit the funds of the corporation to its credit in such hands and depositories as the Board may, from time to time, designate. He shall also have such further duties as may be assigned to him by the Board.





                                Appendix I - 10

                         ARTICLE VIII - INDEMNIFICATION
                         ------------------------------

                 (a) MANDATORY INDEMNIFICATION. The corporation shall indemnify any officer or director of the corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, any action threatened or instituted by or in the right of the corporation), by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager or agent of another corporation (domestic or foreign, nonprofit or for profit), limited liability company, partnership, joint venture, trust or other enterprise, against expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees and transcript costs), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. A person claiming indemnification under this section shall be presumed, in respect of any act or omission giving rise to such claim for indemnification, to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and the termination of any action suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, rebut such presumption. Any indemnification under this section, unless ordered by a court, shall be made by the corporation only upon a determination that the director or officer has met the applicable standard of conduct and such determination shall be made by (i) a majority vote of a quorum consisting of directors of the corporation who were and are not parties to, or threatened with, any such action, suit or proceeding, (ii) if such a quorum is not obtainable or if a majority of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for or any person to be indemnified, within the past five years, or (iii) by the shareholders.

                 (b)  INDEMNIFICATION AND ADVANCES FOR EXPENSES.
Anything contained in the Regulations or elsewhere to the contrary notwithstanding, to the extent that an officer or director of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding, he shall be promptly indemnified by the corporation against expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees and transcript costs) actually and reasonably incurred by him in connection therewith. Expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees and transcript costs) incurred in defending any action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding to or on behalf of the officer or director promptly as such expenses are incurred by him if: (i) in respect of any claim, except one in which the only liability asserted against a director is pursuant to Section 1701.95 of the Ohio Revised Code, the corporation receives an undertaking by or on behalf of the director, in which he agrees to repay all such amounts if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the






                                Appendix I - 11
corporation or undertaken with reckless disregard for the best interests of the corporation and agrees to cooperate reasonably with the corporation concerning the action, suit, or proceeding; or (ii) the corporation receives an undertaking by or on behalf of the director or officer in which he agrees to repay all such amounts if it ultimately is determined that he is not entitled to be indemnified by the corporation under section (a) of this Article VIII.

         (c)  ARTICLE VIII NOT EXCLUSIVE.  The indemnification provided by this
Article VIII shall not be exclusive of, and shall be in addition to, any other rights to which any person seeking indemnification may be entitled under any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be an officer or director of the corporation and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (d) INSURANCE. The corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance, on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager or agent of another corporation (domestic or foreign, nonprofit or for profit), limited liability company, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the obligation or the power to indemnify him against such liability under the provisions of this Article VIII.

               ARTICLE IX - CONTROL SHARE ACQUISITION PROVISIONS
               -------------------------------------------------

                 (a) Unless the Directors of the corporation have pre-approved a proposed Control Share Acquisition, such Control Share Acquisition shall be made only with the prior authorization of the shareholders of the corporation in accordance with this Article IX.

                 (b) Unless the Directors waive such requirement with respect to any particular proposed Control Share Acquisition, any person who proposes to make a Control Share Acquisition shall deliver notice (an "Acquiring Person Statement") to the corporation at the corporation's principal executive offices. Such Acquiring Person Statement shall set forth all of the following:

                 (1)      The identity of the Acquiring Person;

                 (2) A statement that the Acquiring Person Statement is given pursuant to this Article IX;

                 (3) The number of shares of Common Stock of the corporation owned, directly or indirectly, by the Acquiring Person;





                                Appendix I - 12

                 (4) The range of Voting Power, described in Article IX(f)(2)(A)(i), (ii) or (iii) hereof, under which the proposed Control Share Acquisition would, if consummated, fall;

                 (5) A description in reasonable detail of the terms of the proposed Control Share Acquisition; and

                 (6) Representations of the Acquiring Person, together with a statement in reasonable detail of the facts upon which they are based, that the proposed Control Share Acquisition, if consummated, will not be contrary to law, and that the Acquiring Person has the financial capacity to make the proposed Control Share Acquisition.

                 (c) As soon as reasonably practicable after receipt of an Acquiring Person Statement that complies with Article IX(b) hereof, the Directors shall set a date for a special meeting of shareholders for the purpose of voting on the proposed Control Share Acquisition, which date, unless the Acquiring Person agrees in writing to another date, shall be within ninety
(90) days after receipt by the corporation of the Acquiring Person Statement; PROVIDED, that in no event shall such special meeting shall be held sooner than thirty (30) days after receipt by the corporation of the Acquiring Person Statement or later than one hundred and twenty (120) days after receipt by the corporation of the Acquiring Person Statement.

                 (d) Notice of the special meeting of shareholders shall be given as promptly as reasonably practicable by the corporation to all shareholders of record as of the record date set for such meeting, whether or not entitled to vote thereat. Such notice shall include or be accompanied by both of the following:

                 (1) A copy of the Acquiring Person Statement delivered to the corporation pursuant to this Article IX; and

                 (2) A statement by the corporation, authorized by the Directors, of its position or recommendation, or that it is taking no position or making no recommendation, with respect to the proposed Control Share Acquisition.

                 (e) Unless the Directors of the corporation have pre-approved a proposed Control Share Acquisition, the Acquiring Person may make the proposed Control Share Acquisition only if both of the following occur:

                 (1) The shareholders of the corporation who hold shares of the corporation entitling them to vote in the election of directors authorize such acquisition at the special meeting held for that purpose at which a quorum is present by the affirmative vote of a majority of the Voting Power represented at such meeting in person or by proxy, an a majority of such Voting Power excluding the Voting Power of Interested Shares. A quorum shall be deemed to be present at such special meeting if at least a majority





                                Appendix I - 13
                 of the Voting Power, and a majority of the portion of such Voting Power excluding the Voting Power of Interested Shares are represented at such meeting in person or by proxy; and

                 (2) Such acquisition is consummated, in accordance with the terms so authorized, no later than three hundred sixty
                 (360) days following shareholder authorization of the Control Share Acquisition.

                 (f) For purposes of this Article IX, the following terms have the following meanings:

                 (1) "Acquiring Person" means any person who has delivered an Acquiring Person Statement.

                 (2)      (A)     "Control Share Acquisition" means the
                 acquisition, directly or indirectly, by any person of shares of the corporation that, when added to all other shares of the corporation in respect of which such person may exercise or direct the exercise of Voting Power, would entitle such person, immediately after such acquisition, directly or indirectly, alone or with others, to exercise or direct the exercise of the Voting Power within any of the following ranges of such Voting Power:

                          (i) One-fifth or more but less than one-third of such Voting Power;

                          (ii) One-third or more but less than a majority of such Voting Power; or

                          (iii)   A majority or more of such Voting Power.

                          A bank, broker, nominee, trustee or other person who
                 acquires shares in the ordinary course of business for the benefit of others in good faith and not for the purpose of circumventing this Article IX shall, however, be deemed to have Voting Power only of shares in respect of which such person would be able, without further instructions from others, to exercise or direct the exercise of votes on a proposed Control Share Acquisition at a meeting of shareholders called pursuant to this Article IX.

                          (B) The acquisition by any person of any shares of the corporation does not constitute a Control Share Acquisition for the purposes of this Article IX if the acquisition was or is consummated in, results from or is the consequence of any of the following circumstances:

                          (i) By bequest or inheritance, by operation of law upon the death of an individual, or by any other transfer without valuable consideration, including a gift, that is made in good faith and not for





                                Appendix I - 14
                          the purpose of circumventing this Article IX;

                          (ii) Pursuant to the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing this Article IX;

                          (iii) Pursuant to a merger or consolidation adopted, or a combination or majority share acquisition authorized, by shareholder vote in compliance with the provisions of Section 1701.78, 1701.781 or 1701.83 of the Ohio Revised Code (or any successors to such provisions) provided that the corporation is the surviving or new corporation in the merger or consolidation or is the acquiring corporation in the combination or majority share acquisition;


                          (iv) The person's being entitled, immediately thereafter, to exercise or direct the exercise of Voting Power within the same range theretofore attained by that person either in compliance with the provisions of this Article IX or as a result solely of the corporations purchase of shares issued by it.


                          The acquisition by any person of shares of the
                 corporation in a manner described under Article IX(f)(2)(B) shall be deemed a Control Share Acquisition authorized pursuant to this Article IX within the range of Voting Power under Article IX(F)(2)(A)(i), (ii) or (iii) that such person is entitled to exercise after such acquisition, provided in the case of an acquisition in a manner described under Article IX(F)(2)(B)(i) or (ii), the transferor of shares to such person had previously obtained any authorization of the Directors or shareholders required under this Article IX in connection with such transferor's acquisition of shares of the corporation.

                          (C) The acquisition of shares of the corporation in good faith and not for the purpose of circumventing this
                 Article IX from any person whose Control Share Acquisition previously had been approved by the Directors or authorized by the shareholders in compliance with this Article IX, or from any person whose previous acquisition of shares of the corporation would have constituted a Control Share Acquisition but for Article IX(F)(2)(B) or (C), does not constitute a Control Share Acquisition for the purposes of this Article IX unless such acquisition entitles the person making the acquisition, directly or indirectly, alone or with others, to exercise or direct the exercise of Voting Power in excess of the range of such Voting Power authorized pursuant to this
                 Article IX, or deemed to be so authorized under Article IX(F)(2)(B).

                 (3) "Interested Shares" means the shares of the corporation in respect of which any of the following persons may exercise or direct the exercise of Voting Power:





                                Appendix I - 15

                          (A)     An Acquiring Person;

                          (B) Any officer of the corporation elected or appointed by the Directors; or

                          (C) Any employee of the corporation who is also a Director.

                 (4) "Voting Power" means voting power of the corporation in the election of Directors.


                             ARTICLE X - AMENDMENTS
                             ----------------------


                 These Regulations may be adopted, amended or repealed by the affirmative vote of a majority of the shares empowered to vote thereon at any meeting called and held for that purpose, notice of which meeting has been given pursuant to law, or without a meeting by the written consent of the owners of a majority of the shares of the corporation entitled to vote thereon; provided, however, that the affirmative vote of the holders of shares entitling them to exercise not less than two-thirds of the voting power of the corporation, or two-thirds of the voting power of any class or classes of shares of the corporation which entitle the holders thereof to vote in respect of any such matter as a class, shall be required, whether at any meeting called and held for that purpose, or without a meeting in an action by written consent, to adopt, amend or repeal any of the following provisions of these
Regulations: (1) Article I(b); (2) Article I(c); (3) Article III(b); (4)
Article III(c); (5) Article III(e); (6) Article III(m); (7) Article III(n); (8)
Article VIII; (9) Article IX; or (10) this Article X; provided, further, that the affirmative vote of the holders of shares entitling them to exercise not less than 75% of the voting power of the corporation, or 75% of the voting power of any class or classes of shares of the corporation which entitle the holders thereof to vote in respect of any such matter as a class, shall be required, whether at any meeting called and held for that purpose, or without a meeting in an action by written consent, to adopt, amend or repeal Article III(d) of these Regulations.






                                Appendix I - 16

                                                                    APPENDIX II

                                  CHAPTER 1704

                 TRANSACTIONS INVOLVING INTERESTED SHAREHOLDERS


1704.01 DEFINITIONS

         As used in this chapter, unless the context otherwise requires:

         (A) "Corporation," "domestic corporation," "foreign corporation," "state," "articles," "shareholder," "person," "principal office," "express terms," "treasury shares," "parent corporation," "parent," "subsidiary corporation," "subsidiary," "combination," "transferee corporation," "majority share acquisition," "acquiring corporation," "voting shares" when used in connection with a combination or majority share acquisition, "constituent corporation," "surviving corporation," "close corporation agreement," and "issuing public corporation" have the same meanings as in section 1701.01 of the Revised Code.

         (B)     "Chapter 1704. transaction" means any of the following:

         (1) A merger, consolidation, combination or majority share acquisition between or involving an issuing public corporation or any subsidiary of an issuing public corporation and any of the following:

         (a)     An interested shareholder;

         (b) A person, partnership, corporation, or other entity, however organized, whether or not it is an interested shareholder, that is, or after the merger, consolidation, combination, or majority share acquisition would be, an affiliate or associate of an interested shareholder.

         (2)(a) Subject to the exception in division (B)(2)(b) of this section, a purchase, lease, sale, distribution, dividend, exchange, mortgage, pledge, transfer, or other disposition of assets, directly or indirectly owned or controlled by the issuing public corporation, by, to, with, or for the benefit of an interested shareholder or an affiliate or associate of an interested shareholder in one or more transactions, if, in any of those transactions, the assets meet any of the following conditions:

         (i) The assets have an aggregate fair market value equal to at least five per cent of the aggregate fair market value of all the assets, determined on a consolidated basis, of the issuing public corporation;
         (ii) The assets have an aggregate fair market value equal to at least five per cent of the aggregate fair market value of all the outstanding shares of the issuing public corporation;
         (iii) The assets represent at least ten per cent of the earning power or income of the issuing public corporation, determined on a consolidated after-tax basis and after excluding any transaction other than in the ordinary course of business.





                                Appendix II-1

         (b) One or more transactions in the ordinary course of business of an issuing public corporation on terms no more favorable to the interested shareholder than those acceptable to third parties, as shown by contemporaneous transactions, is not a Chapter 1704. transaction under division (B)(2)(a) of this section.

         (3)(a) Subject to the exception in division (B)(3)(b) of this section, a purchase, lease, sale, exchange, transfer, or other disposition of assets directly or indirectly owned or controlled by the interested shareholder or an affiliate or associate of the interested shareholder, by, to, with, or for the benefit of the issuing public corporation in one or more transactions, if, in any of those transactions, the assets meet any of the conditions set forth in division (B)(2)(a)(i), (ii), or (iii) of this section.

         (b) One or more transactions in the ordinary course of business of an issuing public corporation on terms no more favorable to the interested shareholder than those acceptable to third parties, as shown by contemporaneous transactions, is not a Chapter 1704. transaction under division (B)(3)(a) of this section.

         (4) The issuance or transfer to an interested shareholder or an associate or affiliate of an interested shareholder, of any shares, or of any rights to acquire shares, of the issuing public corporation or a subsidiary of the issuing public corporation, in one or more transactions, if the shares, or the rights, have an aggregate fair market value equal to at least five per cent of the aggregate fair market value of all the outstanding shares of the issuing public corporation and if the shares, or the rights, are not issued or transferred pursuant to the exercise of warrants, rights, or options to purchase that have been issued, or pursuant to a dividend paid or a distribution made, proportionately to all shareholders of the issuing public corporation.

         (5) The adoption of a plan or a proposal for the dissolution, winding up of the affairs, or liquidation of the issuing public corporation that is proposed by, on behalf of, or pursuant to a written or unwritten agreement, arrangement, or understanding with an interested shareholder or an affiliate or associate of an interested shareholder.

         (6) Any of the following, if the direct or indirect effect is to increase the proportionate share of the outstanding shares of the issuing public corporation or a subsidiary of the issuing public corporation beneficially owned by an interested shareholder or an affiliate or associate of an interested shareholder, unless the increase is the result of immaterial changes due to fractional share adjustments:

         (a) A reclassification of securities, including a share split, a share dividend or other distribution of shares, or a reverse share split;

         (b)     A recapitalization of the issuing public corporation;

         (c) A merger, consolidation, combination, or majority share acquisition between or involving the issuing public corporation and a subsidiary of the issuing public corporation;





                                Appendix II-2

         (d) Any other transaction, whether or not with, into, or involving the interested shareholder, that is proposed by, on behalf of, or pursuant to a written or unwritten agreement, arrangement, or understanding with the interested shareholder or an affiliate or associate of the interested shareholder.

         (7) Receipt by an interested shareholder or an affiliate or associate of an interested shareholder of the direct or indirect benefit of a loan, advance, pension or any other employee benefit plan termination, guarantee, pledge, mortgage, security agreement, financing statement, deed of trust, or other financial assistance, or a tax credit or other tax advantage, provided by or through the issuing public corporation or any subsidiary of the issuing public corporation unless the interested shareholder receives the benefit proportionately as a holder of shares of the issuing public corporation.

         (C)     When used in connection with a Chapter 1704. transaction:

         (1) "Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, is controlled by, is under common control with, or acts in concert with, a specified person.

         (2) "Announcement date" means the date of the first public announcement of a definitive proposal for a Chapter 1704. transaction.

         (3)     "Associate" of a person means any of the following:

         (a) A corporation, partnership, or other entity, however organized, of which the person is an officer, director, or partner or is the beneficial owner of shares entitling that person to exercise at least ten per cent of the voting power in the election of the directors or other governing body of that corporation, partnership, or other entity;

         (b) A trust or other estate, including any employee stock ownership or benefit plan, however, designated, in which the person has a substantial beneficial interest or as to which the person serves as trustee or in a similar fiduciary capacity;

         (c) A relative or spouse of the person, or a relative of the spouse of the person, who has the same principal residence as the person.

         (4) "Beneficial owner" of shares means a person who, with respect to particular shares, meets any of the following conditions:

         (a) The person directly or indirectly, alone or with others, including affiliates or associates of that person, beneficially owns the shares;

         (b) The person directly or indirectly, alone or with others, including affiliates or associates of that person, has the right, whether exercisable immediately or only after the passage of time, conditionally, unconditionally, or otherwise, to acquire the shares pursuant to a written





                                Appendix II-3
or unwritten agreement, arrangement, or understanding or upon the exercise of conversion rights, exchange rights, warrants, calls, options, or otherwise;

         (c) The person directly or indirectly, alone or with others, including affiliates or associates of that person, has the right to vote or direct the voting of the shares pursuant to a written or unwritten agreement, arrangement, or understanding;

         (d) The person has a written or unwritten agreement, arrangement, or understanding with another person who is directly or indirectly a beneficial owner, or whose affiliates or associates are direct or indirect beneficial owners, of the shares, if the agreement, arrangement, or understanding is for the purpose of the first person's or the other person's acquiring, holding, disposing of, voting, or directing the voting of the shares to or for the benefit of the first person. A bank, broker, nominee, trustee, or other person who acquires shares for the benefit of others in the ordinary course of business in good faith and not for the purpose of circumventing the provisions of this chapter shall, however, be deemed to be the beneficial owner only of shares in respect of which that person, without further instruction from others, holds voting power.

         (5) "Consummation date" means the date on which consummation of a Chapter 1704. transaction occurs.

         (6) "Control," or "controlled by," or "under common control with" refers to the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the exercise of or the ability to exercise voting power, by contract, or otherwise, except that "control" of a corporation is not established for purposes of this division if a person, in good faith and not for the purpose of circumventing the provisions of this chapter, holds voting power as an agent, custodian, bank, broker, nominee, or trustee for one or more beneficial owners who do not individually or as a group have control of the corporation.

         (7) "Exchange Act" means the "Securities Exchange Act of 1934," 48 Stat. 881, 15 U.S.C.A. 78a-78jj, as amended, and any successor or replacement legislation and amendments to the successor or replacement legislation.

         (8) "Interested shareholder," with respect to an issuing public corporation, means a person other than the issuing public corporation, a subsidiary of that issuing public corporation, any employee stock ownership or benefit plan of the issuing public corporation or a subsidiary of that issuing public corporation, or any trustee or fiduciary with respect to any such plan acting in such capacity who is the beneficial owner of a sufficient number of shares of the issuing public corporation that, when added to all other shares of the issuing public corporation in respect of which that person may exercise or direct the exercise of voting power, would entitle that person, directly or indirectly, alone or with others, including affiliates and associates of that person, to exercise or direct the exercise of ten per cent of the voting power of the issuing public corporation in the election of directors after taking into account all of that person's beneficially owned shares that are not currently outstanding.





                                Appendix II-4

         (9) "Disinterested shares" means voting shares beneficially owned by any person not an interested shareholder or an affiliate or associate of an interested shareholder.

         (10) "Share acquisition date," with respect to any person, means the date on which that person first becomes an interested shareholder of an issuing public corporation.

         (11) "Voting shares" means shares of a domestic or foreign corporation, entitling the holder of the shares to vote at the time in the election of directors of the corporation without regard to the voting power represented by shares that thereafter may exist upon a default, failure, or other contingency.

1704.02 TRANSACTIONS WITHIN THREE YEARS OF INTERESTED SHAREHOLDER'S SHARE ACQUISITION DATE

         An issuing public corporation shall not engage in a Chapter 1704. transaction for three years after an interested shareholder's share acquisition date unless either of the following applies:

         (A) Prior to the interested shareholder's share acquisition date, the directors of the issuing public corporation have approved, for the purposes of this chapter, the Chapter 1704. transaction or the purchase of shares by the interested shareholder on the interested shareholder's share acquisition date;

         (B) Any of the provisions of section 1704.05 of the Revised Code makes this chapter inapplicable, except that if the Chapter 1704. transaction is of a type described in section 1701.76, 1701.78, 1701.79, 1701.80, 1701.801, or 1701.86 of the Revised Code, there also must be compliance with the provisions of that section.

1704.03 TRANSACTIONS LATER THAN THREE YEARS AFTER INTERESTED SHAREHOLDER'S SHARE ACQUISITION DATE

         (A) At any time after the three-year period described in section 1704.02 of the Revised Code, the issuing public corporation may engage in a Chapter 1704. transaction, provided that if the Chapter 1704. transaction is of a type described in section 1701.76, 1701.78, 1701.79, 1701.80, 1701.801, or
1701.86 of the Revised Code, there is compliance with the provisions of that section, and provided that at least one of the following is satisfied:

         (1) Any of the provisions of section 1704.05 of the Revised Code makes this chapter inapplicable;

         (2) Prior to the interested shareholder's share acquisition date, the directors of the issuing public corporation had approved the purchase of shares by the interested shareholder on the interested shareholder's share acquisition date;

         (3) The Chapter 1704. transaction is approved, at a meeting held for that purpose, by the affirmative vote of the holders of shares of the issuing public corporation entitling them


                                Appendix II-5
to exercise at least two-thirds of the voting power of the issuing public corporation in the election of directors, or of such different proportion as the articles may provide, provided the Chapter 1704. transaction is also approved by the affirmative vote of the holders of at least a majority of the disinterested shares;

         (4) The Chapter 1704. transaction meets both of the following conditions:

         (a) It results in the receipt per share by the holders of all outstanding shares of the issuing public corporation not beneficially owned by the interested shareholder of an amount of cash that, when added to the fair market value, as of the consummation date of the Chapter 1704. transaction, of noncash consideration, aggregates at least the higher of the following:

         (i)     The figure determined under division (B)(1) of this section;
         (ii) The preferential amount per share, if any, to which holders of shares of that class or series of shares are entitled upon voluntary or involuntary dissolution of the issuing public corporation, plus the aggregate amount per share of dividends declared or due that those holders are entitled to receive before payment of dividends on another class or series of shares, unless the aggregate amount per share of those dividends is included in the preferential amount.

         (b) The form of consideration to be received by holders of each particular class or series of outstanding shares of the issuing public corporation in the Chapter 1704. transaction, apart from any portion that is interest, is in cash or, if the interested shareholder previously purchased shares of that class or series, is in the same form the interested shareholder previously paid to acquire the largest number of shares of that class or series, but in no event shall the fair market value of the consideration received by a holder of a share of a particular class or series of outstanding shares in the Chapter 1704. transaction be less than the current fair market value of a share of the issuing public corporation of the same class or series.

         (B)(1)  For purposes of making a determination under division
(A)(4)(a) of this section, the figure to be used in division (A)(4)(a)(i) of this section shall be the highest, after taking into account interest to the extent provided in division (B)(2) of this section, of the following:

         (a) The fair market value per share on the announcement date of the Chapter 1704. transaction;

         (b) The fair market value per share on the interested shareholder s share acquisition date;

         (c) The highest price per share paid, including brokerage commissions, transfer taxes, and soliciting dealers fees, by the interested shareholder, or by an affiliate or associate of the interested shareholder, for shares of the same class or series within the three years immediately before and including the announcement date of the Chapter 1704. transaction;

         (d) The highest price per share paid, including brokerage commissions, transfer taxes, and soliciting dealers' fees, by the interested shareholder, or by an affiliate or associate of the



                                Appendix II-6
interested shareholder, for shares of the same class or series within the three years immediately before and including the interested shareholder's share acquisition date.

         (2) Each determination under division (B)(1)(a), (b), (c), or (d) of this section shall include interest compounded annually from the earliest date as of which the per share fair market value was determined or on which that highest per share purchase price was paid through the consummation date of the Chapter 1704. transaction, at the rate of interest paid on one-year United States treasury obligations from time to time in effect, less the aggregate amount of any cash and the fair market value, as of the payment date, of any noncash dividends or other distributions paid per share since that date, up to the amount of the interest.

1704.04  DETERMINATION OF FAIR MARKET VALUE

         (A) For purposes of this chapter, the fair market value on the date in question of shares shall be determined as follows:

         (1) If that class or series of shares is listed on a United States securities exchange registered under the Exchange Act, the fair market value shall be the simple arithmetic average closing sale price during the thirty calendar days immediately before the date in question of a share of that class or series on the principal such exchange on which that class or series is listed;

         (2) If that class or series of shares is not listed on an exchange described in division (A)(1) of this section, the fair market value shall be the simple arithmetic average closing bid quotation during the thirty calendar days immediately before the date in question for a share of that class or series on the national association of securities dealers automated quotation system or any similar system then in use;

         (3) If no quotations described in division (A)(1) or (2) of this section are available, the fair market value shall be determined in good faith by the directors of the issuing public corporation.

         (B) For purposes of this chapter, the fair market value on the date in question of property other than cash or shares shall be determined in good faith by the directors of the issuing public corporation.


                                Appendix II-7

1704.05  EXEMPT TRANSACTIONS

         This chapter does not apply to any of the following:

         (A) A Chapter 1704. transaction if on the interested shareholder's share acquisition date, the issuing public corporation, other than a bank as defined in section 1101.01 of the Revised Code, did not have a class of voting shares registered or traded on a national securities exchange or registered under section 12(g) of the Exchange Act or was not required to file periodic reports and information pursuant to section 15(d) of the Exchange Act.

         (B)(1) A Chapter 1704. transaction if the interested shareholder was an interested shareholder on the date immediately preceding the effective date of this section; except that this chapter shall apply, and the share acquisition date shall be the date, when the interested shareholder increases its beneficial ownership of voting power of the issuing public corporation to a proportion in excess of the proportion of voting power that the interested shareholder beneficially owned on the date immediately preceding the effective date of this section unless the interested shareholder's subsequent increase in beneficial ownership results from or is the consequence of any of the following circumstances:

         (a) The increase is by bequest or inheritance, by operation of law upon the death of any individual, or by any other transfer without valuable consideration, including a gift, that is made in good faith and not for the purpose of circumventing the provisions of this chapter;

         (b) The increase is pursuant to the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing the provisions of this chapter;

         (c) The increase is a result solely of the purchase by the issuing public corporation of shares issued by it;

         (d) The increase is in accordance with approval by the directors of the issuing public corporation before the increase occurred.

         (2) If this chapter would have applied to the increase of beneficial ownership described in division (B)(1) of this section but for the application of an exception described in division (B)(1)(a), (b), (c), or (d) of this section, this chapter shall apply if the interested shareholder's subsequent increase in its proportion of beneficial ownership is not the result or a consequence of any of the circumstances described in division (B)(1)(a),
(b), (c), or (d) of this section.

         (C) A Chapter 1704. transaction if the interested shareholder was an interested shareholder on the date immediately preceding the effective date of this section and inadvertently increases its beneficial ownership of voting power of the issuing public corporation to a proportion in excess of the proportion of voting power that the interested shareholder beneficially owned on the date immediately preceding the effective date of this section, provided that, as soon as practicable, the interested shareholder divests itself of beneficial ownership of a sufficient



                                Appendix II-8
number of voting shares of the issuing public corporation that the interested shareholder is no longer the beneficial owner of a proportion of voting power in excess of the proportion of voting power that the interested shareholder beneficially owned on the date immediately preceding the effective date of this section.

         (D)(1) A Chapter 1704. transaction if a person becomes an interested shareholder through an acquisition of voting shares that resulted from or was the consequence of any of the circumstances described in division (B)(1)(a),
(b), (c), or (d) of this section, except that this chapter shall apply, and the share acquisition date shall be the date, when the interested shareholder increases its beneficial ownership of voting power of the issuing public corporation to a proportion in excess of the proportion of voting power that the interested shareholder beneficially owned on the date on which it became an interested shareholder unless the interested shareholder's subsequent increase in beneficial ownership results from or is a consequence of any of the circumstances described in division (B)(1)(a), (b), (c), or (d) of this section.

         (2) If this chapter would have applied to the acquisition of voting shares described in division (D)(1) of this section but for the application of an exception described in division (B)(1)(a), (b), (c), or (d) of this section, this chapter shall apply if the interested shareholder's subsequent increase in its proportion of beneficial ownership is not the result or a consequence of any of the circumstances described in division (B)(1)(a),
(b), (c), or (d) of this section.

         (E) A Chapter 1704. transaction if a person became an interested shareholder inadvertently, provided that, as soon as practicable, the person divests itself of beneficial ownership of a sufficient number of voting shares of the issuing public corporation that the person no longer is an interested shareholder.

         (F)(1) Subject to division (F)(2) of this section, a Chapter 1704. transaction if the original articles of the issuing public corporation state, or if the articles of the issuing public corporation have been amended in compliance with the provisions of section 1701.70, 1701.71, or 1701.72 of the Revised Code to state, by specific reference to this chapter, that this chapter does not apply to the corporation and if any of the following applies:

         (a) The corporation had fewer than fifty shareholders or was not an issuing public corporation when the statement initially was set forth in the articles.

         (b) No shareholder of the corporation qualified as an interested shareholder when the statement was initially set forth in the articles.

         (c) The statement was contained in an amendment to the articles and the amendment was approved by the holders of two-thirds of all outstanding shares of the corporation entitled to vote in the election of directors and by the holders of two-thirds of all outstanding disinterested shares of the acquiring public corporation entitled to vote in the election of directors.

         (2) If, however, a Chapter 1704. transaction would have been prohibited but for the adoption of an amendment to the articles in compliance with division (F)(1)(b) or (c) of this


                                Appendix II-9
section, the issuing public corporation shall not engage in a Chapter 1704. transaction for twelve months following the adoption of the amendment; in addition, if this chapter would have applied to a person who became an interested shareholder prior to the adoption of such an amendment, this chapter shall continue to apply to a Chapter 1704. transaction between the issuing public corporation and the interested shareholder as if the amendment had not been adopted.

         (G) A Chapter 1704. transaction between an acquiring public corporation and any employee benefit plan, or any trust under any employee benefit plan, established by the issuing public corporation, and any distribution or payment made by the employee benefit plan or trust to any beneficiary.

         (H) A Chapter 1704. transaction that involves any acquisition of securities of an issuing public corporation pursuant to an employee stock option plan, an employee stock purchase plan, an employee stock bonus plan, an employee stock ownership plan, or any similar plan designed to benefit one or more employees established by the issuing public corporation, provided the acquisition of the securities and the establishment of, and amendment to, and the administration of the plan are in good faith and not for the purpose of circumventing the provisions of this chapter.

         (I) A Chapter 1704. transaction that involves compensation directly or indirectly received by a director, officer, employee, agent, or independent contractor of an issuing public corporation in return for services rendered or to be rendered to the issuing public corporation, provided the payment of the compensation and the services rendered, or to be rendered, are in good faith and not for the purpose of circumventing the provisions of this chapter.

         (J) A Chapter 1704. transaction that involves any loan of money or property of an issuing public corporation to a director, officer, employee, agent, or independent contractor of the issuing public corporation, provided the loan is designed to encourage the rendering of needed, valuable, and efficient services to the issuing public corporation and provided the loan is made and the services are rendered, or are to be rendered, in good faith and not for the purpose of circumventing the provisions of this chapter.

         (K) A Chapter 1704. transaction in which an issuing public corporation makes a loan of money or other property to, guarantees any loan of money or other property to, or guarantees any obligation of, an employee stock ownership plan, as defined in Section 4975(e)(7) of the "Internal Revenue Code of 1986," 68A Stat. 3, 26 U.S.C.A 1, as amended, of the issuing public corporation.

1704.06 AMENDMENT OF ARTICLES OR AMENDMENT OR ADOPTION OF REGULATIONS CONCERNING APPLICABILITY OF CHAPTER

         (A) If the original articles of an issuing public corporation state, or if the articles of an issuing public corporation have been amended to state, by specific reference to this chapter, that this chapter does not apply to the corporation, the corporation may amend its articles, in


                                Appendix II-10
compliance with the provisions of section 1701.70, 1701.71, or 1701.72 of the Revised Code, to eliminate or modify that statement.

         (B) For any corporation, whether or not it is an issuing public corporation, regulations of the corporation may be adopted or amended, in compliance with the provisions of section 1701.11 of the Revised Code, to include both a statement that the provisions of this chapter apply to the corporation, whether or not it is or continues to be an issuing public corporation, in a transaction that would be a Chapter 1704. transaction for a corporation that is an issuing public corporation, and reasonable sanctions for failure to comply with the provisions of this chapter.

1704.07 APPLICABILITY OF OTHER LAWS; PRESERVATION OF OTHER RIGHTS AND DUTIES; SEVERABILITY OF CHAPTER


         (A) The requirements of this chapter are in addition to the requirements of other applicable law, including the provisions of Chapter 1701. and 1707. of the Revised Code.

         (B) Except to the extent specifically provided to the contrary by this chapter, nothing in this chapter shall limit or affect the application of any provision of Chapter 1701. or 1707. of the Revised Code that is not inconsistent with, in conflict with, or contrary to the provisions of this chapter.

         (C) Except as otherwise provided in this chapter, nothing in this chapter shall be construed to affect or impair any right, remedy, obligation, duty, power, or authority of any interested shareholder, any issuing public corporation, the directors of any interested shareholder or any issuing public corporation, or any other person under the laws of this or any other state or of the United States.

         (D) If any application of any provision of this chapter for any reason held to be illegal or invalid, the illegality or invalidity shall not affect any legal and valid provision or application of this chapter, and the parts and applications of this chapter shall be severable.


                                Appendix II-11

                                     PROXY
                         M/I SCHOTTENSTEIN HOMES, INC.
              41 S. HIGH STREET, SUITE 2410, COLUMBUS, OHIO 43215
  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                           SHAREHOLDERS, MAY 8, 1996

The undersigned hereby appoints Irving E. Schottenstein and Paul S. Coppel and each of them, proxies, with power of substitution, to vote all shares of Common Stock of M/I Schottenstein Homes, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 8, 1996, or any adjournment thereof, as follows:

SAID PROXIES ARE DIRECTED TO VOTE AS CHECKED BELOW AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


1.  To elect the nominees named below as directors.

    [ ]  FOR all nominees listed below                     [ ]  WITHHOLD AUTHORITY
         (except as marked to the contrary below)                to vote for all nominees listed below.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

       IRVING E. SCHOTTENSTEIN, JOHN B. GERLACH, LENORE G. SCHOTTENSTEIN


2.  [ ]  FOR     [ ] AGAINST approval of the proposal to amend the Amended and
Restated Articles of Incorporation

3.  [ ]  FOR     [ ] AGAINST approval of the proposal to amend and restate the
Regulations

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                        (To be signed on reverse side.)


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIVE IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NAMED NOMINEES FOR DIRECTORS AND "FOR" APPROVAL OF PROPOSAL NOS. 2 AND 3.

PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. Joint owners should each sign. Executors, administrators, trustees, guardians, and others should give their full title. Corporations and partnerships should sign in their full name by president or other authorized person.


                                  Dated: _________________________________, 1996


                                   _____________________________________________
                                              Signature of Shareholder

                                   _____________________________________________
                                        Signature of Shareholder (held jointly)


  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.